UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-06367

Gabelli Equity Series Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Small Cap Growth Fund	Mario J. Gabelli, CFA
Annual Report — September 30, 2012

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 4 stars for the three year period, and 5 stars for the five and ten year periods ended September 30, 2012 among 597, 597, 513, and 309 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 26.0% compared with an increase of 31.9% for the Russell 2000 Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2012.

Performance Discussion

The stock market started the fiscal year with the best quarter in over a decade. Gains were broad based, led by economically sensitive stocks, financials and housing related companies in particular. The market’s rise was in part due to an improving U.S. economy. The unemployment rate continued to be high by historical standards though it has moved in the right direction.

Data emanating from the Fund’s third fiscal quarter – a slackening in job creation and deceleration of production and retail sales – pointed to certain regions in recession and the rest of the globe headed there. Central bankers hinted at further easing to soothe market nerves and prevent a negative feedback loop from emerging.

U.S. stock prices marched upward each month during the Fund’s fourth quarter, with the S&P finishing up over 6% and over 16% year to date. While economic growth has remained sluggish – and unemployment remaining stubbornly high at nearly 8%, the market decided to focus instead on monetary policy, both in the U.S. and abroad. In late July, European Central Bank President Mario Draghi announced Outright Monetary Transactions that would “provide a fully effective backstop to avoid destructive scenarios.” Federal Reserve Bank Chairman, Ben Bernanke followed in September with an announcement of an additional round of quantitative easing, called “QE3” or even “QE infinity.” While good for asset prices, continued money printing does have side-effects, namely inflation, especially in the form of increased food and fuel prices. Doubts persist over the continued deleveraging of consumers and governments, sluggish economic growth in the U.S., a potential double dip recession in Europe, slowing of growth in emerging markets, currency headwinds for overseas earnings, and political and regulatory uncertainty.

We are mindful of the macro environment, but as bottom-up, fundamental stock pickers, we remain focused on absolute investment returns irrespective of market direction. The portfolio represents a broad cross section of special situation equities that are fundamentally mispriced and selling at discounts to their intrinsic or private market value. Our research driven investment philosophy enables us to uncover stocks with the potential to be big winners during a strong economic recovery, growing companies with improving balance sheets, and shareholder sensitive management.

Among the better performing stocks for the fiscal year were: O’Reilly Automotive Inc. (1.7% of net assets as of September 30, 2012), a manufacturer of car parts; Kaman Corp. (1.4%), a supplier to the aerospace and power transmission industries; and RPC Inc. (1.3%), which provides pressure pumping, rental tools, and coiled tubing to the oil and gas industry. RPC has benefited from rapidly expanding drilling activity in the natural gas shale regions. Our weaker performing stocks during the year were Ferro Corp. (0.4%), a specialty materials and chemical company; Graftech International (0.5%); and Federal-Mogul Corp. (0.2%).

We appreciate your loyalty and support in these volatile markets.

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with a fund’s three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I shares, other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Comparative Results

Average Annual Returns through September 30, 2012 (a)(b) (Unaudited)				Since Inception (10/22/91)

	1 Year	5 Year	10 Year
Class AAA (GABSX)	25.98%	3.77%	11.57%	12.54%
Russell 2000 Index	31.91	2.21	10.17	9.02
Class A (GCASX)	26.02	3.77	11.57	12.54
With sales charge (c)	18.77	2.55	10.91	12.23
Class C (GCCSX)	25.08	3.01	10.85	12.20
With contingent deferred sales charge (d)	24.08	3.01	10.85	12.20
Class I (GACIX)	26.31	4.02	11.71	12.61

In the current prospectus, dated January 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.42%, 1.42%, 2.17%, and 1.17%, respectively. See page 17 for the expense ratios for the year ended September 30, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, and C Shares is 5.75%, and 1.00%, respectively.

(a)       Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, and Class C Shares would have been lower and for Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)      The Fund’s fiscal year ends September 30.

(c)      Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)      Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2012 through September 30, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Annualized Expense Ratio represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2012.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,019.60	1.37%	$ 6.92
Class A	$1,000.00	$1,019.90	1.37%	$ 6.92
Class C	$1,000.00	$1,016.20	2.12%	$10.69
Class I	$1,000.00	$1,021.10	1.13%	$ 5.71
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.37%	$ 6.91
Class A	$1,000.00	$1,018.15	1.37%	$ 6.91
Class C	$1,000.00	$1,014.40	2.12%	$10.68
Class I	$1,000.00	$1,019.35	1.13%	$ 5.70

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2012:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	9.7%
Food and Beverage	8.9%
Diversified Industrial	7.3%
Energy and Utilities	6.9%
Retail	6.4%
Health Care	6.2%
Automotive: Parts and Accessories	5.7%
Financial Services	5.5%
Business Services	4.8%
Specialty Chemicals	4.4%
Building and Construction	4.1%
Aviation: Parts and Services	3.8%
Hotels and Gaming	3.1%
Consumer Products	2.6%
Computer Software and Services	2.2%
Telecommunications	2.1%
Electronics	1.7%
Real Estate	1.7%
Entertainment	1.6%
Cable	1.6%
Machinery	1.5%
Consumer Services	1.4%

Publishing	1.3%
Transportation	1.1%
Broadcasting	0.9%
Metals and Mining	0.8%
Environmental Services	0.5%
Commercial Services	0.4%
Educational Services	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Home Furnishings	0.2%
Closed-End Funds	0.2%
Automotive	0.2%
Communications Equipment	0.1%
Wireless Communications	0.1%
Paper and Forest Products	0.1%
Agriculture	0.1%
Closed-End Business Development Company	0.1%
Aerospace	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 99.7%
	Aerospace — 0.0%
25,000	Embraer SA, ADR	$430,623	$665,500
15,000	Exelis Inc.	135,825	155,100
10,000	Innovative Solutions & Support Inc.†	40,064	39,800

		606,512	860,400

	Agriculture — 0.1%
180,000	Black Earth Farming Ltd., SDR†	519,833	335,678
12,000	Cadiz Inc.†	93,950	116,520
222,001	Ceres Inc.†	2,752,551	1,260,966
3,000	The Mosaic Co.	63,892	172,830

		3,430,226	1,885,994

	Automotive — 0.2%
170,000	Navistar International Corp.†	5,241,520	3,585,300
12,000	PACCAR Inc.	471,506	480,300

		5,713,026	4,065,600

	Automotive: Parts and Accessories — 5.6%
146,000	BorgWarner Inc.†	1,600,332	10,090,060
890,000	Brembo SpA	10,373,886	8,989,437
90,022	China Automotive Systems Inc.†	463,870	347,485
1,000,015	Dana Holding Corp.	7,045,474	12,300,184
522,000	Federal-Mogul Corp.†	8,405,720	4,776,300
700,000	Modine Manufacturing Co.†	9,569,575	5,166,000
22,500	Monro Muffler Brake Inc.	152,114	791,775
442,000	O’Reilly Automotive Inc.†	12,046,365	36,960,040
100,000	Penske Automotive Group Inc.	1,476,842	3,009,000
36,000	Puradyn Filter Technologies Inc.†	10,247	4,500
195,000	SORL Auto Parts Inc.†	1,145,902	362,700
80,375	Spartan Motors Inc.	388,580	401,875
320,000	Standard Motor Products Inc.	3,133,025	5,894,400
201,000	Strattec Security Corp.(a)	4,224,538	4,279,290
360,000	Superior Industries International Inc.	5,924,683	6,152,400
516,000	Tenneco Inc.†	5,183,905	14,448,000
500,061	The Pep Boys - Manny, Moe & Jack	5,408,077	5,090,621
27,000	Thor Industries Inc.	250,194	980,640
65,000	Wonder Auto Technology Inc.†	260,017	19,500

		77,063,346	120,064,207

	Aviation: Parts and Services — 3.8%
25,000	AAR Corp.	302,990	410,500
10,000	Astronics Corp.†	35,665	308,000
3,750	Astronics Corp., Cl. B†	13,325	128,344

			Market
Shares		Cost	Value
4,000	Barnes Group Inc.	$34,400	$100,040
5,000,000	BBA Aviation plc	13,331,465	15,946,199
520,000	Curtiss-Wright Corp.	14,888,024	17,004,000
46,000	Ducommun Inc.†	889,592	625,600
1,225,095	GenCorp Inc.†	7,763,715	11,626,152
828,000	Kaman Corp.	14,844,013	29,692,080
85,000	Moog Inc., Cl. A†	703,065	3,218,950
16,100	Moog Inc., Cl. B†	464,818	615,181
68,000	Woodward Inc.	1,052,020	2,310,640

		54,323,092	81,985,686

	Broadcasting — 0.9%
520,836	Acme Communications Inc.	776,354	471,357
230,000	Beasley Broadcast Group Inc., Cl. A†	1,320,458	1,122,400
23,300	Cogeco Inc.	592,837	850,612
248,000	Crown Media Holdings Inc., Cl. A†	1,229,690	414,160
2,433	Granite Broadcasting Corp.†(b)	822,771	12
310,000	Gray Television Inc.†	935,016	706,800
43,000	Gray Television Inc., Cl. A†	89,142	86,000
97,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,982,329	10,104,490
13,000	Pandora Media Inc.†	170,109	142,350
551,600	Salem Communications Corp., Cl. A	2,279,577	2,890,384
175,000	Sinclair Broadcast Group Inc., Cl. A	1,392,064	1,961,750
450,000	Sirius XM Radio Inc.†	230,879	1,170,000

		11,821,226	19,920,315

	Building and Construction — 4.1%
255,000	Beazer Homes USA Inc.†	971,586	905,250
295,000	D.R. Horton Inc.	3,487,620	6,088,800
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,865	2,595,000
200,000	KB Home	2,123,861	2,870,000
440,000	Layne Christensen Co.†	11,336,333	8,628,400
118,000	Lennar Corp., Cl. A	1,687,913	4,102,860
291,009	Lennar Corp., Cl. B	6,792,023	7,839,782
600,000	Louisiana-Pacific Corp.†	5,071,723	7,500,000
170,000	MDC Holdings Inc.	4,403,790	6,546,700
155,000	Meritage Homes Corp.†	3,454,885	5,894,650
12,500	Nortek Inc.†	459,613	684,125
2,800	NVR Inc.†	1,980,556	2,364,600
345,000	PulteGroup Inc.†	2,447,273	5,347,500
200,000	Standard Pacific Corp.†	771,232	1,352,000
143,015	Texas Industries Inc.†	4,697,629	5,813,560
255,000	The Ryland Group Inc.	4,167,256	7,650,000
380,000	Toll Brothers Inc.†	7,446,446	12,627,400

		63,228,604	88,810,627

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services — 4.7%
40,000	ACCO Brands Corp.†	$383,433	$259,600
100,033	Arbitron Inc.	2,786,256	3,791,251
115,000	Ascent Capital Group Inc., Cl. A†	2,922,487	6,211,150
453,006	Clear Channel Outdoor Holdings Inc., Cl. A	1,766,714	2,708,976
426,000	Diebold Inc.	14,350,161	14,360,460
550,000	Edgewater Technology Inc.†(a)	2,709,394	2,150,500
1,000	FleetCor Technologies Inc.†	660	44,800
380,000	Furmanite Corp.†	1,479,692	2,158,400
110,000	GP Strategies Corp.†	915,343	2,125,200
35,589	GSE Systems Inc.†	138,667	72,602
687,000	Intermec Inc.†	9,381,285	4,266,270
290,005	Internap Network Services Corp.†	1,952,339	2,044,535
25,000	Lamar Advertising Co., Cl. A†	215,753	926,500
16,500	Landauer Inc.	425,722	985,380
1,130,000	Live Nation Entertainment Inc.†	11,580,613	9,729,300
200,000	Macquarie Infrastructure Co. LLC	3,051,288	8,296,000
120,000	Sohgo Security Services Co. Ltd.	1,459,559	1,683,752
149,000	Stamps.com Inc.†	1,198,459	3,447,860
390,007	The Brink’s Co.	9,632,565	10,019,280
1,940,000	The Interpublic Group of Companies Inc.	13,568,760	21,572,800
33,050	TransAct Technologies Inc.†	168,459	239,943
95,300	Trans-Lux Corp.†(a)	116,860	30,496
60,000	United Rentals Inc.†	380,572	1,962,600
95,000	ValueClick Inc.†	1,302,592	1,633,050

		81,887,633	100,720,705

	Cable — 1.6%
230,000	Adelphia Communications Corp., Cl. A†(b)	29,650	0
230,000	Adelphia Communications Corp., Escrow†(b)	0	0
230,000	Adelphia Recovery Trust†(b)	0	1,127
183,000	AMC Networks Inc., Cl. A†	2,124,059	7,964,160
500,000	Cablevision Systems Corp., Cl. A	115,089	7,925,000
10,000	Cogeco Cable Inc.	340,851	379,412
235,000	DIRECTV†	5,837,622	12,328,100
50,000	DISH Network Corp., Cl. A	968,420	1,530,500
36,000	EchoStar Corp., Cl. A†	708,109	1,031,760
8,800	Liberty Global Inc., Cl. A†	211,413	534,600
8,800	Liberty Global Inc., Cl. C†	203,123	496,496
470,000	LIN TV Corp., Cl. A†	2,798,147	2,068,000

Shares		Cost	Market Value
40,000	Outdoor Channel Holdings Inc.	$312,013	$291,200

		13,648,496	34,550,355

	Closed-End Business Development Company — 0.1%
115,000	MVC Capital Inc.	1,305,912	1,472,000

	Closed-End Funds — 0.2%
102,318	The Central Europe and Russia Fund Inc.	3,038,699	3,416,398
34,218	The European Equity Fund Inc.	348,106	229,261
56,126	The New Germany Fund Inc.	665,815	814,388

		4,052,620	4,460,047

	Commercial Services — 0.4%
140,000	Garda World Security Corp., Cl. A†	1,302,058	1,698,912
275,000	Loomis AB, Cl. B	2,925,762	3,903,871
102,000	McGrath RentCorp	2,744,764	2,661,180
90,000	ModusLink Global Solutions Inc.†	384,519	332,100
695,000	Swisher Hygiene Inc.†	494,823	961,448

		7,851,926	9,557,511

	Communications Equipment — 0.1%
140,000	Communications Systems Inc.	1,011,205	1,579,200
500	IPG Photonics Corp.†	31,282	28,650
75,000	Sycamore Networks Inc.†	1,256,511	1,155,000

		2,298,998	2,762,850

	Computer Software and Services — 2.2%
160,000	Activision Blizzard Inc.	1,920,637	1,804,800
11,000	AOL Inc.†	209,122	387,530
285,000	EarthLink Inc.	2,272,932	2,029,200
144,000	Electronic Arts Inc.†	2,854,869	1,827,360
126,000	Emulex Corp.†	1,250,533	908,460
300,000	FalconStor Software Inc.†	1,455,793	705,000
425,033	Global Sources Ltd.†	3,223,776	2,788,216
29,068	Guidance Software Inc.†	214,003	327,306
38,000	InterXion Holding NV†	539,676	863,360
60,000	Mentor Graphics Corp.†	720,436	928,800
25,000	Mercury Computer Systems Inc.†	466,969	265,500
20,187	MKS Instruments Inc.	367,981	514,567
470,000	NCR Corp.†	5,364,160	10,955,700
65,000	Quantum Corp.†	204,798	104,650
10,000	Riverbed Technology Inc.†	166,549	232,700
100,000	Rockwell Automation Inc.	2,731,906	6,955,000
54,000	Stratasys Inc.†	2,140,054	2,937,600
300,951	Tyler Technologies Inc.†	1,357,548	13,247,863

		27,461,742	47,783,612

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products — 2.6%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	$1,228,113	$1,007,100
56,000	Brunswick Corp.	983,686	1,267,280
33,500	Chofu Seisakusho Co. Ltd.	484,644	812,173
59,000	Church & Dwight Co. Inc.	300,265	3,185,410
12,000	Elizabeth Arden Inc.†	419,418	566,880
2,000	Harley-Davidson Inc.	4,712	84,740
25,012	Harman International Industries Inc.	1,083,712	1,154,554
382,704	Marine Products Corp.	684,802	2,280,916
11,200	National Presto Industries Inc.	341,752	816,256
447,000	Sally Beauty Holdings Inc.†	2,969,880	11,215,230
830,000	Schiff Nutrition International Inc.†	2,486,641	20,077,700
6,700	Steven Madden Ltd.†	36,859	292,924
235,000	Stewart Enterprises Inc., Cl. A	1,311,459	1,972,825
150,000	Swedish Match AB	2,992,162	6,065,035
87,425	Syratech Corp.†	17,426	4,415
24,000	The Scotts Miracle-Gro Co., Cl. A	710,286	1,043,280
22,000	WD-40 Co.	606,916	1,158,080
55,000	Wolverine World Wide Inc.	567,192	2,440,350

		17,229,925	55,445,148

	Consumer Services — 1.4%
52,000	Bowlin Travel Centers Inc.†	52,442	74,100
10,000	Brightpoint Inc.†	88,669	89,800
2,750	Collectors Universe Inc.	6,527	38,582
20,000	IAC/InterActiveCorp.	221,743	1,041,200
270,017	KAR Auction Services Inc.†	3,655,137	5,330,136
100,000	Liberty Interactive Corp., Cl. A†	1,749,861	1,850,000
17,000	Liberty Ventures, Cl. A†	733,823	843,880
226,000	Martha Stewart Living Omnimedia Inc., Cl. A	1,299,398	693,820
600,000	Rollins Inc.	2,281,581	14,034,000
36,000	SearchMedia Holdings Ltd.†	187,338	54,540
480,000	TiVo Inc.†	5,098,108	5,006,400

		15,374,627	29,056,458

	Diversified Industrial — 7.3%
29,000	Acuity Brands Inc.	363,546	1,835,410
30,000	Aegion Corp.†	561,304	574,800
125,000	Albany International Corp., Cl. A	2,675,944	2,746,250
3,000	American Railcar Industries Inc.†	56,248	85,020
205,000	Ampco-Pittsburgh Corp.	3,540,182	3,782,250
6,000	Anixter International Inc.	57,120	344,760

Shares		Cost	Market Value
3,000	Columbus McKinnon Corp.†	$40,570	$45,330
420,000	Crane Co.	10,010,199	16,770,600
3,000	ESCO Technologies Inc.	49,914	116,550
17,000	Foster Wheeler AG†	32,976	407,320
14,000	Gardner Denver Inc.	157,253	845,740
74,000	Greif Inc., Cl. A	757,714	3,269,320
117,100	Greif Inc., Cl. B	5,666,297	5,791,766
1,232,000	Griffon Corp.	13,929,255	12,689,600
372,000	Handy & Harman Ltd.†	2,604,981	5,498,160
12,500	Haynes International Inc.	616,123	651,875
190,000	Jardine Strategic Holdings Ltd.	3,487,637	6,444,800
400,000	Katy Industries Inc.†(a)	616,568	192,000
78,073	Kaydon Corp.	2,713,916	1,744,151
26,000	Key Technology Inc.†	433,007	249,600
1,000	L.B. Foster Co., Cl. A	17,608	32,340
25,000	Lawson Products Inc.	379,403	173,000
98,000	Lincoln Electric Holdings Inc.	2,642,298	3,826,900
72,000	Lindsay Corp.	1,569,241	5,181,840
34,083	Lydall Inc.†	363,087	480,229
78,000	Magnetek Inc.†	1,840,717	878,280
32,000	Matthews International Corp., Cl. A	748,294	954,240
450,123	Myers Industries Inc.	4,270,596	7,030,921
572,600	National Patent Development Corp.†	1,177,668	1,574,650
140,000	Oil-Dri Corp. of America	1,532,164	3,239,600
125,000	Olin Corp.	2,422,080	2,716,250
303,000	Park-Ohio Holdings Corp.†	2,641,987	6,566,010
12,000	Pentair Inc.	509,502	534,120
87,000	Precision Castparts Corp.	1,759,715	14,210,580
62,000	Raven Industries Inc.	1,623,285	1,824,660
32,000	Roper Industries Inc.	620,029	3,516,480
255,833	Sevcon Inc.†(a)	1,533,868	1,176,832
96,000	Sonoco Products Co.	2,940,089	2,975,040
119,000	Standex International Corp.	2,863,578	5,289,550
150,000	Terex Corp.†	2,931,273	3,387,000
387,000	Textron Inc.	2,408,058	10,127,790
380,073	Tredegar Corp.	6,327,599	6,742,495
92,000	Trinity Industries Inc.	2,829,619	2,757,240
143,000	Tyco International Ltd.	5,403,328	8,045,180

		99,725,840	157,326,529

	Educational Services — 0.4%
76,000	Career Education Corp.†	1,245,301	286,520
465,000	Corinthian Colleges Inc.†	2,741,661	1,106,700
448,000	Universal Technical Institute Inc.	7,991,653	6,137,600

		11,978,615	7,530,820

	Electronics — 1.7%
100,000	Badger Meter Inc.	2,846,826	3,639,000
248,000	Bel Fuse Inc., Cl. A(a)	5,917,119	4,335,040

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
28,000	CSR plc, ADR	$411,040	$567,560
566,008	CTS Corp.	5,414,268	5,699,701
73,000	Cypress Semiconductor Corp.	310,672	782,560
30,000	Daktronics Inc.	267,409	285,300
5,000	FSI International Inc.†	30,839	31,000
105,000	Gentex Corp.	2,586,080	1,786,050
120,055	Greatbatch Inc.†	2,990,702	2,920,938
20,000	IMAX Corp.†	158,565	398,200
80,000	KEMET Corp.†	535,673	352,000
330,000	MEMC Electronic Materials Inc.†	1,355,447	907,500
105,000	Methode Electronics Inc.	906,762	1,019,550
7,500	MOCON Inc.	113,015	111,150
310,000	Park Electrochemical Corp.	7,382,546	7,697,300
190,000	Pulse Electronics Corp.	908,656	155,800
120,000	Rofin-Sinar Technologies Inc.†	2,885,533	2,367,600
180,000	Stoneridge Inc.†	1,475,725	894,600
112,000	Zygo Corp.†	1,029,516	2,048,480

		37,526,393	35,999,329

	Energy and Utilities — 6.9%
380,000	Black Hills Corp.	9,703,620	13,516,600
70,000	Black Ridge Oil and Gas Inc.†	0	24,500
100,000	Callon Petroleum Co.†	621,608	615,000
87,079	CH Energy Group Inc.	3,542,738	5,678,422
36,000	Chesapeake Utilities Corp.	953,501	1,704,960
7,000	Clean Energy Fuels Corp.†	107,846	92,190
45,000	CMS Energy Corp.	240,795	1,059,750
23,000	Connecticut Water Service Inc.	464,832	733,700
5,000	Consolidated Water Co. Ltd.	69,278	41,350
155,000	Covanta Holding Corp.	596,181	2,659,800
12,000	Dawson Geophysical Co.†	343,127	303,120
408,089	El Paso Electric Co.	5,933,160	13,977,048
60,000	Emerald Oil Inc.†	24,000	49,800
38,000	Energy Recovery Inc.†	165,614	112,480
20,000	Gamesa Corporacion Tecnologica SA	117,491	42,047
220,000	Great Plains Energy Inc.	4,699,894	4,897,200
103,000	Hawaiian Electric Industries Inc.	2,623,339	2,709,930
70,000	Key Energy Services Inc.†	597,194	490,000
45,000	Middlesex Water Co.	773,021	862,200
65,000	National Fuel Gas Co.	3,483,943	3,512,600
1,000,000	North Atlantic Drilling Ltd.	1,937,412	1,902,634
100,000	NorthWestern Corp.	2,966,899	3,623,000
80,000	Oceaneering International Inc.	1,366,983	4,420,000
230,000	Otter Tail Corp.	5,119,477	5,487,800

			Market
Shares		Cost	Value
12,000	Patterson-UTI Energy Inc.	$241,902	$190,080
1,210,000	PNM Resources Inc.	13,256,006	25,446,300
132,000	Rowan Companies plc, Cl. A†	4,649,603	4,457,640
2,265,000	RPC Inc.	2,226,149	26,930,850
146,000	SJW Corp.	2,799,413	3,702,560
190,096	Southwest Gas Corp.	4,393,160	8,402,243
45,000	Tesoro Corp.	455,817	1,885,500
13,000	The Laclede Group Inc.	474,291	559,000
46,000	The York Water Co.	647,831	843,640
25,000	Union Drilling Inc.†	198,390	162,250
15,000	Vestas Wind Systems A/S†	142,183	106,628
220,000	Westar Energy Inc.	4,036,837	6,525,200

		79,973,535	147,728,022

	Entertainment — 1.6%
90,000	Carmike Cinemas Inc.†	605,943	1,012,500
6,048	Chestnut Hill Ventures†(b)	161,071	394,087
31,000	Discovery Communications Inc., Cl. A†	423,457	1,848,530
30,900	Discovery Communications Inc., Cl. C†	434,528	1,731,636
345,350	Dover Motorsports Inc.†	1,381,239	480,036
250,000	Fisher Communications Inc.†	8,671,093	9,190,000
31,000	International Speedway Corp., Cl. A	937,911	879,470
6,200	International Speedway Corp., Cl. B	148,415	196,788
7,000	Rovi Corp.†	99,660	101,570
396,000	Take-Two Interactive Software Inc.†	6,125,522	4,130,280
270,000	The Madison Square Garden Co., Cl. A†	3,541,603	10,872,900
195,000	Universal Entertainment Corp.	2,913,489	3,955,472
25,000	World Wrestling Entertainment Inc., Cl. A	247,490	201,250

		25,691,421	34,994,519

	Environmental Services — 0.5%
400,000	Republic Services Inc.	5,798,456	11,004,000

	Equipment and Supplies — 9.7%
22,500	A.O. Smith Corp.	336,569	1,294,650
543,000	AMETEK Inc.	1,024,112	19,249,350
10,000	AZZ Inc.	154,353	379,800
22,000	Belden Inc.	253,290	811,360
52,000	Capstone Turbine Corp.†	99,800	52,000
542,000	CIRCOR International Inc.	14,929,987	20,460,500
322,599	CLARCOR Inc.	1,914,237	14,397,593
330,000	Core Molding Technologies Inc.†	654,777	2,412,300
168,000	Crown Holdings Inc.†	678,985	6,174,000
4,000	Danaher Corp.	34,106	220,600

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
180,000	Donaldson Co. Inc.	$1,558,860	$6,247,800
222,000	Entegris Inc.†	1,280,053	1,804,860
648,375	Federal Signal Corp.†	4,001,747	4,097,730
101,000	Flowserve Corp.	2,594,833	12,901,740
158,000	Franklin Electric Co. Inc.	1,481,013	9,557,420
222,000	Gerber Scientific Inc., Escrow†(b)	0	2,220
165,000	Graco Inc.	3,245,339	8,296,200
1,120,000	GrafTech International Ltd.†	13,672,709	10,068,800
101,000	IDEX Corp.	810,208	4,218,770
545,000	Interpump Group SpA	3,203,830	4,044,533
50,000	Itron Inc.†	2,147,746	2,157,500
7,000	Jarden Corp.	115,037	369,880
40,000	Littelfuse Inc.	758,367	2,261,600
250,000	Lufkin Industries Inc.	2,643,320	13,455,000
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	775,948
82,000	Met-Pro Corp.	692,039	733,900
6,000	Mine Safety Appliances Co.	179,592	223,620
9,000	Minerals Technologies Inc.	593,526	638,370
70,013	Mueller Industries Inc.	2,373,742	3,183,491
12,000	Plantronics Inc.	275,609	423,960
2,000	Regal-Beloit Corp.	59,351	140,960
130,000	Robbins & Myers Inc.	1,826,625	7,748,000
93,032	SL Industries Inc.†	1,274,561	1,321,054
5,000	Teleflex Inc.	76,167	344,200
300,000	Tennant Co.	6,160,189	12,846,000
647,188	The Gorman-Rupp Co.	13,167,539	17,474,076
85,000	The Greenbrier Companies Inc.†	833,816	1,371,900
260,052	The L.S. Starrett Co., Cl. A	3,242,971	3,346,869
100,000	The Manitowoc Co. Inc.	666,995	1,334,000
23,200	The Middleby Corp.†	863,752	2,682,848
24,400	The Toro Co.	859,601	970,632
8,000	Valmont Industries Inc.	176,298	1,052,000
95,000	Vicor Corp.†	1,015,381	633,650
7,875	Watsco Inc., Cl. B	23,627	600,469
155,000	Watts Water Technologies Inc., Cl. A	3,553,514	5,863,650

		95,867,782	208,645,803

	Financial Services — 5.5%
10,616	Alleghany Corp.†	1,758,092	3,661,883
22,000	Argo Group International Holdings Ltd.	724,275	712,580
375,000	Artio Global Investors Inc.	7,177,972	1,117,500
305,000	BBCN Bancorp Inc.†	3,424,494	3,846,050
10,121	BCB Holdings Ltd.†	21,770	2,411
119,000	BKF Capital Group Inc.†	513,868	126,735
12,500	Capitol Federal Financial Inc.	125,000	149,500

			Market
Shares		Cost	Value
22,000	Crazy Woman Creek Bancorp Inc.†	$343,564	$167,640
45,000	Discover Financial Services	569,565	1,787,850
48,000	Duff & Phelps Corp., Cl. A	715,281	653,280
277,000	Energy Transfer Equity LP	4,779,912	12,520,400
120,000	Epoch Holding Corp.	1,243,254	2,772,000
8,857	Fidelity Southern Corp.	53,110	83,787
310,000	First Niagara Financial Group Inc.	4,044,079	2,507,900
210,000	Flushing Financial Corp.	3,307,343	3,318,000
125,000	Fortress Investment Group LLC, Cl. A	647,143	552,500
1,105,000	GAM Holding AG	14,037,635	14,392,610
53,000	Hudson Valley Holding Corp.	1,022,300	903,650
1,135,000	Janus Capital Group Inc.	11,234,899	10,714,400
275,000	KBW Inc.	5,124,916	4,529,250
750,072	KKR & Co. LP	5,438,228	11,333,588
180,000	Legg Mason Inc.	4,080,240	4,442,400
3,105	Leucadia National Corp.	24,354	70,639
24,000	M&T Bank Corp.	2,072,039	2,283,840
2,000	Manning & Napier Inc.	26,519	24,380
60,024	Medallion Financial Corp.	463,920	708,883
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,997,164	2,415,000
165,000	Oritani Financial Corp.	1,685,540	2,483,250
32,000	PrivateBancorp Inc.	541,949	511,680
198,700	Steel Excel Inc.†	5,313,722	5,017,175
238,000	Sterling Bancorp	3,499,200	2,360,960
420,020	SWS Group Inc.†	4,910,651	2,566,322
10,000	T. Rowe Price Group Inc.	270,786	633,000
186,000	The Charles Schwab Corp.	3,033,894	2,378,940
10,000	Universal American Corp.†	91,700	92,400
4,300	Value Line Inc.	137,254	41,968
478,000	Waddell & Reed Financial Inc., Cl. A	9,691,784	15,664,060
10,121	Waterloo Investment Holdings Ltd.†(b)	1,390	654

		104,148,806	117,549,065

	Food and Beverage — 8.9%
400	Annie’s Inc.†	7,600	17,936
585,000	Arca Continental SAB de CV	1,150,593	4,142,619
57,150	Brown-Forman Corp., Cl. A	1,115,861	3,572,446
7,500	Brown-Forman Corp., Cl. B	144,052	489,375
200,000	Bull-Dog Sauce Co. Ltd.	444,295	420,297
5,200,000	China Tontine Wines Group Ltd.	1,016,581	489,551
920,000	Davide Campari - Milano SpA	4,651,530	7,235,344
300,000	Dean Foods Co.†	4,600,803	4,905,000
365,400	Denny’s Corp.†	1,008,852	1,772,190
150,000	Diamond Foods Inc.	3,699,817	2,823,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
326,000	Dr Pepper Snapple Group Inc.	$ 6,664,752	$14,516,780
3,500,000	Dynasty Fine Wines Group Ltd.†	1,246,520	559,707
40,000	Farmer Brothers Co.†	503,571	380,400
65,000	Feihe International Inc.†	768,230	391,950
360,000	Flowers Foods Inc.	1,321,880	7,264,800
38,500	Green Mountain Coffee Roasters Inc.†	1,077,227	914,375
270,000	Ingredion Inc.	6,000,734	14,893,200
160,000	ITO EN Ltd.	3,301,726	3,196,310
24,000	J & J Snack Foods Corp.	535,096	1,375,920
1,325,000	Kikkoman Corp.	14,057,979	18,116,030
251,000	Lifeway Foods Inc.	2,518,153	2,384,500
3,000	MEIJI Holdings Co. Ltd.	117,526	148,962
70,000	MGP Ingredients Inc.	331,262	267,400
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	1,533,829
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	3,332,906
25,000	Nutrisystem Inc.	355,982	263,250
4,000,000	Parmalat SpA	11,428,716	8,537,870
68,000	Peet’s Coffee & Tea Inc.†	2,727,917	4,987,120
30,000	Post Holdings Inc.†	280,450	901,800
50,000	Ralcorp Holdings Inc.†	758,885	3,650,000
162,000	Rock Field Co. Ltd.	2,539,700	3,078,498
565,000	Smart Balance Inc.†	3,529,695	6,825,200
585,036	Snyders-Lance Inc.	12,184,254	14,625,900
45,000	The Boston Beer Co. Inc., Cl. A†	853,225	5,038,650
285,000	The Hain Celestial Group Inc.†	5,031,466	17,955,000
66,000	The J.M. Smucker Co.	1,599,230	5,697,780
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,917	2,107,931
299,000	Tootsie Roll Industries Inc.	6,258,475	8,067,020
90,000	United Natural Foods Inc.†	2,545,822	5,260,500
5,000	Vina Concha Y Toro SA, ADR	160,837	208,150
1,200,000	Vitasoy International Holdings Ltd.	739,370	1,050,806
20,000	Willamette Valley Vineyards Inc.†	73,225	78,000
175,000	Yakult Honsha Co. Ltd.	4,454,268	8,297,027
66,000	Zhongpin Inc.†	857,528	726,000

		119,173,438	192,501,329

	Health Care — 6.1%
30,000	Alere Inc.†	554,733	584,700
37,000	Align Technology Inc.†	289,663	1,367,890
100,000	Allergan Inc.	1,964,408	9,158,000
120,000	AngioDynamics Inc.†	1,633,819	1,464,000

			Market
Shares		Cost	Value
8,000	Anika Therapeutics Inc.†	$76,123	$120,160
166,000	ArthroCare Corp.†	3,344,163	5,378,400
47,235	Biolase Inc.†	56,837	80,773
12,099	Bio-Rad Laboratories Inc., Cl. A†	838,694	1,291,205
88,000	Bio-Reference Laboratories Inc.†	1,917,610	2,515,040
18,000	Bruker Corp.†	164,974	235,620
146,004	Cantel Medical Corp.	2,541,859	3,953,788
222,000	Cepheid Inc.†	3,001,918	7,661,220
180,000	Chemed Corp.	4,699,895	12,472,200
66,000	CONMED Corp.	1,714,345	1,881,000
400,000	Cutera Inc.†	4,862,170	2,988,000
15,000	Cynosure Inc., Cl. A†	133,924	395,700
96,000	DexCom Inc.†	962,427	1,442,880
32,000	DGT Holdings Corp.†	481,860	411,200
205,024	Exactech Inc.†	3,180,235	3,655,578
416,000	Gentiva Health Services Inc.†	6,063,390	4,709,120
43,000	Henry Schein Inc.†	844,050	3,408,610
7,000	Heska Corp.	66,328	63,140
25,000	ICU Medical Inc.†	684,460	1,512,000
330,000	IRIS International Inc.†	3,504,255	6,441,600
20,000	Lexicon Pharmaceuticals Inc.†	50,552	46,400
42,000	Life Technologies Corp.†	1,070,187	2,052,960
175,000	MAKO Surgical Corp.†	4,442,770	3,046,750
28,000	Meridian Bioscience Inc.	526,464	537,040
40,000	MWI Veterinary Supply Inc.†	972,736	4,267,200
8,000	Neogen Corp.†	195,096	341,600
50,000	Nordion Inc.	369,385	337,500
11,000	NuVasive Inc.†	253,771	252,010
105,000	Opko Health Inc.†	284,862	438,900
70,000	Orthofix International NV†	1,141,374	3,132,500
45,000	Owens & Minor Inc.	606,216	1,344,600
355,000	Pain Therapeutics Inc.†	2,020,417	1,792,750
365,000	Palomar Medical Technologies Inc.†	5,181,008	3,445,600
15,000	Patterson Companies Inc.	506,907	513,600
30,000	PSS World Medical Inc.†	367,273	683,400
628,500	Quidel Corp.†	6,971,750	11,897,505
10,000	Rhoen Klinikum AG	199,650	196,870
240,002	Rochester Medical Corp.†	2,779,690	2,834,424
210,000	RTI Biologics Inc.†	1,057,768	875,700
960,000	Sorin SpA†	2,433,022	2,171,220
50,084	STERIS Corp.	1,584,048	1,776,479
2,300	Straumann Holding AG	206,988	305,933
3,000	Stryker Corp.	142,188	166,980
975	SurModics Inc.†	9,935	19,714
14,000	Syneron Medical Ltd.†	116,750	136,500
7,000	Techne Corp.	479,206	503,580
45,000	The Cooper Companies Inc.	1,726,124	4,250,700
46,500	United-Guardian Inc.	421,054	878,850

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
77,000	Vascular Solutions Inc.†	$591,923	$1,140,370
390,000	Wright Medical Group Inc.†	6,239,716	8,622,900
19,800	Young Innovations Inc.	520,519	774,180

		87,051,489	131,976,539

	Home Furnishings — 0.2%
130,000	Bassett Furniture Industries Inc.	1,078,555	1,618,500
42,500	Bed Bath & Beyond Inc.†	1,113,189	2,677,500
10,000	Blyth Inc.	315,681	259,900
22,000	La-Z-Boy Inc.†	293,358	321,860

		2,800,783	4,877,760

	Hotels and Gaming — 3.1%
300,000	Boyd Gaming Corp.†	2,110,317	2,118,000
110,000	Canterbury Park Holding Corp.	1,120,504	1,116,500
226,037	Churchill Downs Inc.	9,159,585	14,177,041
137,500	Dover Downs Gaming & Entertainment Inc.	818,585	342,375
400,002	Gaylord Entertainment Co.†	9,685,691	15,812,079
400,000	Genting Singapore plc	408,768	446,545
18,000	Home Inns & Hotels Management Inc., ADR†	343,247	446,400
87,000	Lakes Entertainment Inc.†	388,784	185,310
195,000	Las Vegas Sands Corp.	1,324,756	9,042,150
2,000,000	Mandarin Oriental International Ltd.	2,854,177	2,890,000
76,000	Morgans Hotel Group Co.†	580,180	487,920
164,000	Orient-Express Hotels Ltd., Cl. A†	2,821,705	1,459,600
100,000	Penn National Gaming Inc.†	1,509,186	4,310,000
400,040	Pinnacle Entertainment Inc.†	3,166,169	4,900,490
2,400,000	The Hongkong & Shanghai Hotels Ltd.	2,354,694	2,841,354
268,907	The Marcus Corp.	3,365,151	2,984,868
24,000	Wynn Resorts Ltd.	308,808	2,770,560

		42,320,307	66,331,192

	Machinery — 1.5%
159,359	Astec Industries Inc.†	5,408,993	5,037,338
453,000	CNH Global NV†	6,037,085	17,562,810
15,000	Global Power Equipment Group Inc.	349,277	277,350
69,000	Kennametal Inc.	2,010,829	2,558,520
6,000	Nordson Corp.	107,171	351,720
128,000	Twin Disc Inc.	2,930,953	2,291,200
117,000	Zebra Technologies Corp., Cl. A†	2,423,253	4,392,180

		19,267,561	32,471,118

			Market
Shares		Cost	Value
	Manufactured Housing and Recreational Vehicles — 0.3%
77,300	Cavco Industries Inc.†	$1,664,813	$3,547,297
15,000	Drew Industries Inc.†	255,948	453,150
35,000	Nobility Homes Inc.†	461,078	193,375
18,000	Polaris Industries Inc.	973,920	1,455,660
205,000	Skyline Corp.	4,794,691	1,109,050
48,000	Winnebago Industries Inc.†	548,642	606,240

		8,699,092	7,364,772

	Metals and Mining — 0.8%
52,003	Barrick Gold Corp.	1,522,648	2,171,645
263,000	Century Aluminum Co.†	3,427,321	1,880,450
10,000	Inmet Mining Corp.	325,911	475,333
140,000	Kinross Gold Corp.	962,642	1,429,400
200,000	Lynas Corp Ltd.†	184,524	163,894
349,000	Materion Corp.	7,926,849	8,306,200
95,000	Molycorp Inc.†	1,888,639	1,092,500
52,100	Stillwater Mining Co.†	477,514	614,259
130,000	Turquoise Hill Resources Ltd.†	1,592,845	1,102,400
15,000	Yamana Gold Inc.	50,671	286,650

		18,359,564	17,522,731

	Paper and Forest Products — 0.1%
31,000	Schweitzer-Mauduit International Inc.	546,637	1,022,690
115,000	Wausau Paper Corp.	1,041,828	1,064,900

		1,588,465	2,087,590

	Publishing — 1.3%
65,000	Belo Corp., Cl. A	157,232	508,950
80,000	Cambium Learning Group Inc.†	281,464	79,200
1,470,000	Il Sole 24 Ore SpA†	2,617,049	1,145,693
12,000	John Wiley & Sons Inc., Cl. B	46,500	557,100
1,085,000	Journal Communications Inc., Cl. A†	5,458,260	5,642,000
1,610,800	Media General Inc., Cl. A†(a)	8,154,407	8,343,944
30,000	Meredith Corp.	539,417	1,050,000
260,000	News Corp., Cl. A	765,310	6,377,800
415,000	The E.W. Scripps Co., Cl. A†	2,734,026	4,419,750

		20,753,665	28,124,437

	Real Estate — 1.7%
15,000	Capital Properties Inc., Cl. B(b)	0	135,000
21,320	Capital Properties Inc., Cl. A	419,855	191,880
130,000	Cohen & Steers Inc.	2,894,580	3,850,600
200,000	Griffin Land & Nurseries Inc.	3,062,169	6,746,000
10,200	Gyrodyne Co. of America Inc.†	211,725	1,108,026
106,000	Morguard Corp.	1,350,743	10,836,131
42,000	Tejon Ranch Co.†	1,225,697	1,261,680

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
595,000	The St. Joe Co.†	$11,498,064	$11,602,500

		20,662,833	35,731,817

	Retail — 6.4%
270,000	Aaron’s Inc.†	1,631,612	7,508,700
220,000	AutoNation Inc.†	3,569,177	9,607,400
38,000	Barnes & Noble Inc.†	473,840	485,640
23,000	Best Buy Co. Inc.	665,242	395,370
140,000	Big 5 Sporting Goods Corp.	1,903,802	1,393,000
23,150	Biglari Holdings Inc.†	5,995,203	8,451,139
357,000	Casey’s General Stores Inc.	13,029,974	20,398,980
450,000	Coldwater Creek Inc.†	1,350,701	373,500
36,000	Collective Brands Inc.†	736,690	781,560
82,000	Copart Inc.†	1,407,742	2,273,860
1,000	Cracker Barrel Old Country Store Inc.	59,645	67,110
2,500	Dunkin’ Brands Group Inc.	47,500	72,987
110,000	HSN Inc.	3,248,632	5,395,500
662,051	Ingles Markets Inc., Cl. A(a)	10,915,188	10,824,534
28,000	J.C. Penney Co. Inc.	788,100	680,120
390,000	Krispy Kreme Doughnuts Inc.†	2,492,216	3,092,700
180,000	Macy’s Inc.	2,590,691	6,771,600
58,000	Movado Group Inc.	756,058	1,955,760
149,000	Nathan’s Famous Inc.†	2,083,677	4,686,050
500,000	Pier 1 Imports Inc.	5,471,047	9,370,000
50,000	Regis Corp.	998,991	919,000
300,000	Rush Enterprises Inc., Cl. B†	3,438,009	5,043,000
6,000	Teavana Holdings Inc.†	98,050	78,240
336,000	The Bon-Ton Stores Inc.	2,501,941	3,192,000
380,000	The Cheesecake Factory Inc.	10,341,163	13,585,000
165,000	The Wendy’s Co.	1,329,631	750,750
162,700	Tractor Supply Co.	2,965,327	16,089,403
36,000	Village Super Market Inc., Cl. A	899,231	1,323,360
55,000	Weis Markets Inc.	1,727,131	2,328,150

		83,516,211	137,894,413

	Specialty Chemicals — 4.4%
55,000	A. Schulman Inc.	1,139,761	1,310,100
22,500	Airgas Inc.	570,655	1,851,750
80,000	Albemarle Corp.	1,244,700	4,214,400
70,500	Ashland Inc.	1,140,281	5,047,800
335,000	Chemtura Corp.†	5,022,240	5,768,700
12,000	Cytec Industries Inc.	358,846	786,240
2,225,290	Ferro Corp.†	15,614,896	7,632,745
345,000	H.B. Fuller Co.	4,473,233	10,584,600
39,000	Hawkins Inc.	590,796	1,620,450
1,385,000	Huntsman Corp.	11,361,337	20,678,050
80,000	Material Sciences Corp.†	465,412	731,200
32,000	NewMarket Corp.	3,357,477	7,887,360

			Market
Shares		Cost	Value
325,000	OMNOVA Solutions Inc.†	$ 723,577	$ 2,460,250
64,000	Penford Corp.†	709,812	478,720
13,000	Quaker Chemical Corp.	214,482	606,710
100,000	Rockwood Holdings Inc.	1,972,175	4,660,000
255,000	Sensient Technologies Corp.	5,194,615	9,373,800
600,000	Zep Inc.	8,328,433	9,072,000

		62,482,728	94,764,875

	Telecommunications — 2.1%
53,000	Atlantic Tele-Network Inc.	1,320,085	2,277,940
1,840,000	Cincinnati Bell Inc.†	5,556,173	10,488,000
6,795	Community Service Communications Inc.†	0	11,246
110,000	HickoryTech Corp.	949,514	1,163,800
6,000	IDT Corp., Cl. B	71,679	61,620
40,000	Ixia†	425,663	642,800
36,000	Loral Space & Communications Inc.	2,351,119	2,559,600
129,000	New ULM Telecom Inc.	1,212,089	838,500
1,000	Primus Telecommunications Group Inc.	15,371	15,270
116,000	Rogers Communications Inc., Cl. B	560,168	4,686,400
110,000	Shenandoah Telecommunications Co.	895,327	1,936,000
1,500,000	Sprint Nextel Corp.†	4,307,356	8,280,000
37,584	Verizon Communications Inc.	846,702	1,712,703
815,000	VimpelCom Ltd., ADR	2,480,014	9,698,500
53,000	Winstar Communications Inc.†(b)	133	53

		20,991,393	44,372,432

	Transportation — 1.1%
474,000	GATX Corp.	14,405,014	20,116,560
2,000(c)	Irish Continental Group plc	14,688	46,557
133,000	Providence and Worcester Railroad Co.	1,888,133	1,820,770
58,000	RailAmerica Inc.†	915,828	1,593,260

		17,223,663	23,577,147

	Wireless Communications — 0.1%
25,000	Millicom International Cellular SA, SDR	1,924,303	2,319,678

	TOTAL COMMON STOCKS	1,374,824,254	2,146,097,432

	PREFERRED STOCKS — 0.2%
	Automotive: Parts and Accessories — 0.1%

50,000	Jungheinrich AG Pfd.,	1,031,755	1,656,750

	Business Services — 0.1%
200,000	Trans-Lux Pfd., Ser. A, 10/05/12†(a)(b)(d)(e)	3,917,179	3,240,000

	TOTAL PREFERRED STOCKS	4,948,934	4,896,750

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	RIGHTS — 0.1%
	Consumer Services — 0.0%
1,667	Liberty Ventures, expire 10/09/12†	$0	$22,567

	Health Care — 0.1%
920,000	Sanofi, CVR, expire 12/31/20†	1,899,046	1,545,600

	TOTAL RIGHTS	1,899,046	1,568,167

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
4,531	Federal-Mogul Corp., expire 12/27/14†	87,687	181

	Business Services — 0.0%
2,000,000	Trans-Lux, Ser. A, expire 11/14/12†(a)(b)(d)(e)	82,821	28,592

	Consumer Services — 0.0%
120,000	SearchMedia Holdings Ltd., expire 11/19/12†	247,589	5,388

	Retail — 0.0%
230,189	Talbots Inc., expire 04/06/15†(b)	690,567	23

	TOTAL WARRANTS	1,108,664	34,184

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$ 400,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14(d)	387,928	611,500

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
$ 300,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/12†(b)(f)	$1,185	$0

	TOTAL INVESTMENTS —100.0%	$1,383,170,011	2,153,208,033

	Other Assets and Liabilities (Net) — 0.0%		(824,884)

	NET ASSETS — 100.0%		$2,152,383,149

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $3,801,768 or 0.18% of net assets.

(c)	Denoted in units.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $3,880,092 or 0.18% of net assets.

(e)	Illiquid security.
(f)	Security in default.
†	Non-income producing security.

ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments, at value (cost $1,344,982,069)	$2,118,606,805
Investments in affiliates, at value (cost $38,187,942)	34,601,228
Cash	566
Receivable for investments sold	5,018,778
Receivable for Fund shares sold	2,140,904
Dividends and interest receivable	1,566,402
Prepaid expenses	55,417

Total Assets	2,161,990,100

Liabilities:
Payable for investments purchased	496,248
Payable for Fund shares redeemed	1,823,228
Payable for investment advisory fees	1,771,970
Payable for distribution fees	437,054
Payable for accounting fees	3,750
Line of credit payable	4,386,000
Other accrued expenses	688,701

Total Liabilities	9,606,951

Net Assets (applicable to 60,150,464 shares outstanding)	$2,152,383,149

Net Assets Consist of:
Paid-in capital	$1,356,893,680
Accumulated net investment loss	(1,908,674)
Accumulated net realized gain on investments, futures contracts, and foreign currency transactions	27,360,209
Net unrealized appreciation on investments	770,038,022
Net unrealized depreciation on foreign currency translations	(88)

Net Assets	$2,152,383,149

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,535,476,700 ÷ 42,837,623 shares outstanding; 150,000,000 shares authorized)	$35.84

Class A:
Net Asset Value and redemption price per share ($169,823,379 ÷ 4,738,295 shares outstanding; 50,000,000 shares authorized)	$35.84

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$38.03

Class C:
Net Asset Value and offering price per share ($102,214,306 ÷ 3,072,302 shares outstanding; 50,000,000 shares authorized)	$33.27	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($344,868,764 ÷ 9,502,244 shares outstanding; 50,000,000 shares authorized)	$36.29

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2012

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $347,084)	$27,602,469
Dividends - Affiliated	576,296
Interest	90,760

Total Investment Income	28,269,525

Expenses:
Investment advisory fees	21,368,711
Distribution fees - Class AAA	3,995,796
Distribution fees - Class A	410,008
Distribution fees - Class B*	103
Distribution fees - Class C	947,513
Shareholder services fees	2,002,267
Shareholder communication expenses	658,943
Custodian fees	244,705
Directors’ fees	99,815
Registration expenses	93,837
Legal and audit fees	92,370
Accounting fees	45,000
Tax expense	7,589
Interest expense	317
Miscellaneous expenses	157,028

Total Expenses	30,124,002

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(178,991)
Custodian fee credits	(165)

Total Reductions and Credits	(179,156)

Net Expenses	29,944,846

Net Investment Loss	(1,675,321)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	39,021,120
Net realized loss on investments - affiliated	(773,821)
Capital gain distributions from investment companies	228,679
Net realized gain on futures contracts	314,816
Net realized loss on foreign currency transactions	(21,978)

Net realized gain on investments, futures contracts, and foreign currency transactions	38,768,816

Net change in unrealized appreciation/depreciation:
on investments	443,939,613
on foreign currency translations	13,043

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	443,952,656

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	482,721,472

Net Increase in Net Assets Resulting from Operations	$481,046,151

*	Class B Shares were liquidated on July 3, 2012.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment loss	$ (1,675,321)	$ (6,858,360)
Net realized gain on investments, futures contracts, and foreign currency transactions	38,768,816	59,799,584
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	443,952,656	(137,961,130)

Net Increase/(Decrease) in Net Assets Resulting from Operations	481,046,151	(85,019,906)

Distributions to Shareholders:
Net realized gain
Class AAA	(39,324,963)	—
Class A	(3,747,019)	—
Class B*	(466)	—
Class C	(2,264,720)	—
Class I	(3,844,897)	—

Total Distributions to Shareholders	(49,182,065)	—

Capital Share Transactions:
Class AAA	(346,040,497)	164,983,523
Class A	(8,551,679)	38,704,968
Class B*	(19,608)	—
Class C	2,774,402	22,111,657
Class I	142,406,478	38,155,623

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(209,430,904)	263,955,771

Redemption Fees	720	9,012

Net Increase in Net Assets	222,433,902	178,944,877
Net Assets:
Beginning of period	1,929,949,247	1,751,004,370

End of period (including undistributed net investment income of $0 and $0, respectively)	$2,152,383,149	$1,929,949,247

*	Class B Shares were liquidated on July 3, 2012.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2012	$29.16	$(0.03)	$ 7.46	$ 7.43	$(0.75)	$(0.75)	$0.00	$35.84	25.98%	$1,535,477	(0.09)%	1.41%(d)	7%
2011	29.97	(0.10)	(0.71)	(0.81)	—	—	0.00	29.16	(2.70)	1,539,100	(0.30)	1.42(d)	14
2010	25.81	(0.06)	4.22	4.16	—	—	0.00	29.97	16.12	1,435,780	(0.23)	1.44(d)	14
2009	28.20	(0.02)	(0.92)	(0.94)	(1.45)	(1.45)	0.00	25.81	(1.70)	1,167,114	(0.09)	1.48(d)	25
2008	34.37	(0.00)(c)	(4.62)	(4.62)	(1.55)	(1.55)	0.00	28.20	(13.98)	995,613	(0.01)	1.43	26
Class A
2012	$29.15	$(0.03)	$ 7.47	$ 7.44	$(0.75)	$(0.75)	$0.00	$35.84	26.02%	$ 169,823	(0.08)%	1.41%(d)	7%
2011	29.96	(0.10)	(0.71)	(0.81)	—	—	0.00	29.15	(2.70)	145,049	(0.31)	1.42(d)	14
2010	25.81	(0.06)	4.21	4.15	—	—	0.00	29.96	16.08	115,265	(0.22)	1.44(d)	14
2009	28.18	(0.03)	(0.89)	(0.92)	(1.45)	(1.45)	0.00	25.81	(1.63)	62,548	(0.12)	1.48(d)	25
2008	34.37	(0.01)	(4.63)	(4.64)	(1.55)	(1.55)	0.00	28.18	(14.04)	26,604	(0.02)	1.43	26
Class C
2012	$27.31	$(0.26)	$ 6.97	$ 6.71	$(0.75)	$(0.75)	$0.00	$33.27	25.08%	$ 102,214	(0.83)%	2.16%(d)	7%
2011	28.28	(0.34)	(0.63)	(0.97)	—	—	0.00	27.31	(3.43)	81,289	(1.05)	2.17(d)	14
2010	24.54	(0.25)	3.99	3.74	—	—	0.00	28.28	15.24	64,830	(0.98)	2.19(d)	14
2009	27.09	(0.18)	(0.92)	(1.10)	(1.45)	(1.45)	0.00	24.54	(2.40)	42,974	(0.85)	2.23(d)	25
2008	33.32	(0.22)	(4.46)	(4.68)	(1.55)	(1.55)	0.00	27.09	(14.63)	23,062	(0.75)	2.18	26
Class I
2012	$29.44	$0.08	$ 7.52	$ 7.60	$(0.75)	$(0.75)	$0.00	$36.29	26.31%	$ 344,869	0.24%	1.16%(d)	7%
2011	30.18	(0.02)	(0.72)	(0.74)	—	—	0.00	29.44	(2.45)	164,494	(0.05)	1.17(d)	14
2010	25.93	0.01	4.24	4.25	—	—	0.00	30.18	16.39	135,112	0.02	1.19(d)	14
2009	28.25	0.02	(0.89)	(0.87)	(1.45)	(1.45)	0.00	25.93	(1.43)	99,413	0.11	1.23(d)	25
2008(e)	30.06	0.05	(1.86)	(1.81)	—	—	0.00	28.25	(6.02)	3,578	0.22(f)	1.18(f)	26

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2012, 2011, 2010, and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40%, 1.41%, 1.42%, and 1.47% (Class AAA and Class A), 2.15%, 2.16%, 2.17% and 2.22% (Class C), and 1.15%, 1.16%, 1.17% and 1.22% (Class I), respectively.

(e)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(f)	Annualized.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund, a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC, the Fund’s Adviser, currently characterizes small capitalization companies for the Fund as those with total common stock market values of $2 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 19,920,303	—	$ 12	$ 19,920,315
Cable	34,549,228	$ 1,127	0	34,550,355
Consumer Products	55,440,733	4,415	—	55,445,148
Entertainment	34,600,432	—	394,087	34,994,519
Equipment and Supplies	208,643,583	—	2,220	208,645,803
Financial Services	117,548,411	—	654	117,549,065
Real Estate	35,596,817	135,000	—	35,731,817
Telecommunications	44,372,379	—	53	44,372,432
Other Industries (a)	1,594,887,978	—	—	1,594,887,978
Total Common Stocks	2,145,559,864	140,542	397,026	2,146,097,432
Preferred Stocks (a)	1,656,750	3,240,000	—	4,896,750
Rights (a)	1,568,167	—	—	1,568,167
Warrants (a)	5,569	28,592	23	34,184
Convertible Corporate Bonds	—	611,500	—	611,500
Corporate Bonds	—	—	0	0
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,148,790,350	$4,020,634	$397,049	$2,153,208,033

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the held investments. In addition, there is the risk that the Fund may

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2012, the Fund held no investments in futures contracts.

The Fund’s volume of equity futures contracts sold, which were held from October 4, 2011 through October 6, 2011, had an average monthly notional amount while outstanding of approximately $5,025,390.

For the year ended September 30, 2012, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized gain on futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, non-deductible expenses, netting of net operating loss with short-term capital gains, reclassifications of capital gains on investments in passive foreign investment companies, net operationg loss, and prior year investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2012, reclassifications were made to decrease accumulated net investment loss by $2,891,408 and decrease accumulated net realized gain on investments, futures contracts, and foreign currency transactions by $2,864,594, with an offsetting adjustment to paid-in capital.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$482,624
Net long-term capital gains	48,699,441

Total distributions paid	$49,182,065

No distributions were made during the year ended September 30, 2011.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$454,110
Undistributed long-term capital gains	37,479,270
Net unrealized appreciation on investments	757,556,089

Total	$795,489,469

At September 30, 2012, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies in the current and prior year, and basis adjustments on investments in partnerships.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,395,651,856	$877,199,854	$(119,643,677)	$757,556,177

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2012, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $178,991.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $143,906,714 and $153,469,112, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2012, the Fund paid brokerage commissions on security trades of $225,905 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $100,546 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2012, the borrowings outstanding under the line of credit was $4,386,000.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2012 was $211,967 with a weighted average interest rate of 1.17%. The maximum amount borrowed at anytime during the year ended September 30, 2012 was $5,216,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were liquidated on July 3, 2012.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2012 and September 30, 2011 amounted to $720 and $9,012, respectively.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	5,785,146	$191,861,703	16,630,596	$557,154,829
Shares issued upon reinvestment of distributions	1,248,605	37,703,778	—	—
Shares redeemed	(16,982,088)	(575,605,978)	(11,755,542)	(392,171,306)

Net increase/(decrease)	(9,948,337)	$(346,040,497)	4,875,054	$164,983,523

Class A
Shares sold	1,400,637	$46,632,112	2,650,694	$90,164,240
Shares issued upon reinvestment of distributions	113,467	3,426,712	—	—
Shares redeemed	(1,751,203)	(58,610,503)	(1,522,155)	(51,459,272)

Net increase/(decrease)	(237,099)	$(8,551,679)	1,128,539	$38,704,968

Class B*
Shares issued upon reinvestment of distributions	15	$423	—	—
Shares redeemed	(632)	(20,031)	—	—

Net decrease	(617)	$(19,608)	—	—

Class C
Shares sold	651,027	$20,360,308	1,290,671	$41,172,835
Shares issued upon reinvestment of distributions	73,277	2,064,384	—	—
Shares redeemed	(628,287)	(19,650,290)	(606,592)	(19,061,178)

Net increase	96,017	$2,774,402	684,079	$22,111,657

Class I
Shares sold	7,951,014	$278,868,415	2,679,868	$90,723,067
Shares issued upon reinvestment of distributions	100,679	3,092,474	—	—
Shares redeemed	(4,137,119)	(139,554,411)	(1,569,043)	(52,567,444)

Net increase	3,914,574	$142,406,478	1,110,825	$38,155,623

*	Class B Shares were liquidated on July 3, 2012.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2012 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/ (Loss)	Value at September 30, 2012	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	243,000	7,000	(2,000)	248,000	$59,520	$(37,861)	$ 4,335,040	11.27%
Edgewater Technology Inc.*	550,000	—	—	550,000	—	—	2,150,500	5.05%
Katy Industries Inc.	416,000	—	(16,000)	400,000	—	(180,592)	192,000	5.00%
Strattec Security Corp.	198,000	3,000	—	201,000	80,400	—	4,279,290	6.09%
Sevcon Inc.	250,000	5,833	—	255,833	—	—	1,176,832	7.31%
Ingles Markets Inc., Cl. A	660,051	2,000	—	662,051	436,376	—	10,824,534	5.13%
Media General Inc., Cl. A*	930,033	691,320	(10,553)	1,610,800	—	(469,476)	8,343,944	5.88%
Trans-Lux Corp.**	55,000	55,300	(15,000)	95,300	—	(85,892)	30,496	0.37%
Trans-Lux Pfd., Ser. A**	—	200,000	—	200,000	—	—	3,240,000	48.02%
Trans-Lux Ser. A, expire 11/14/12**	—	2,000,000	—	2,000,000	—	—	28,592	48.02%

Total					$576,296	$(773,821)	$34,601,228

*	Security was not affiliated at September 30, 2011.
**	Issuer, as a whole, is considered affiliated based on analysis including all convertible instruments to an as converted basis.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]
INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 68	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—
INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 76	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 68	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 73	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 87	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 78	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 66	Since 2001	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2012, the Fund paid to shareholders, ordinary income distributions (comprised of short-term capital gains) totaling $0.007 per share for Class AAA, Class A, Class B, Class C, and Class I, and long-term capital gains totaling $48,699,441, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

   Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice	Certified Public Accountant,
President	Professor Emeritus,
and Chief Financial Officer,	Pace University
KeySpan Corp.

John D. Gabelli	Anthonie C. van Ekris
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Officers
Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q312AR

The

Gabelli

Small Cap

Growth

Fund

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall, 4 stars for the three year period, and 5 stars for the five and ten year periods ended September 30, 2012 among 597, 597, 513, and 309 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

ANNUAL REPORT

SEPTEMBER 30, 2012

The Gabelli Equity Income Fund

Annual Report — September 30, 2012

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period and 5 stars for the ten year period ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of the Gabelli Equity Income Fund increased 23.8% compared with an increase of 30.2% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2012.

Performance Discussion

Despite many economic and political headwinds, the stock market has rallied, largely attributable to monetary easing by global central banks. Worries over the eurozone’s fiscal crisis abated as the European Central Bank announced that, under certain conditions, it would buy unlimited amounts of government bonds of troubled eurozone countries. The hope was to lower borrowing costs, allowing suffering countries the flexibility necessary to reorder their economies. As a result, global equity markets rallied, yet Europe’s economy remains stalled. While this poses a drag on corporate earnings, China’s economic growth continues to rise at an annualized rate of more than 7%, helping to encourage global economic growth.

In the United States, the economy is growing at a tepid pace: real GDP grew by 1.3% in the second quarter of 2012 compared with a 2.0% increase in the first quarter of 2012. Unemployment is down to 8.1% in September from 9.1% a year ago. The Purchasing Managers Index dipped below 50.0 in June, July and August, indicating a general contraction in manufacturing, but then rebounded to 51.5 in September. The housing market is recovering: purchases of new U.S. homes in August held close to a two-year high. Against this backdrop, the U.S. Federal Reserve has launched another campaign of quantitative easing with the goal of maintaining record-low interest rates into 2015.

We are mindful of the macro environment, but as bottom-up, fundamental stock pickers, we remain focused on absolute investment returns irrespective of market direction. The portfolio represents a broad cross section of special situation equities that are fundamentally mispriced and selling at discounts to their intrinsic or private market value. Our research driven investment philosophy enables us to uncover stocks with the potential to be big winners during a strong economic recovery, growing companies with improving balance sheets, and shareholder sensitive management.

Among the better performing stocks for the fiscal year were: Home Depot Inc (1.4% of net assets as of September 30, 2012), General Electric Co. (1.5%), and Pfizer Inc. (1.5%). Some of our weaker performing stocks during the year were Hewlett Packard Co. (0.2%), Newmont Mining Corp (0.9%), and Navistar International Corp (0.3%).

We appreciate your loyalty and support in these volatile markets.

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I shares, other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

2

Comparative Results

Average Annual Returns through September 30, 2012 (a)(b) (Unaudited)				Since Inception (01/02/92)
	1 Year	5 Year	10 Year
Class AAA (GABEX)	23.78%	1.91%	9.37%	9.89%
S&P 500 Index	30.20	1.05	8.01	8.31(e)
Nasdaq Composite Index	30.71	3.95	11.19	8.38
Lipper Equity Income Fund Average	26.78	0.26	7.68	7.73
Class A (GCAEX)	23.73	1.92	9.36	9.89
With sales charge (c)	16.62	0.72	8.71	9.58
Class C (GCCEX)	22.85	1.15	8.66	9.55
With contingent deferred sales charge (d)	21.85	1.15	8.66	9.55
Class I (GCIEX)	24.13	2.17	9.51	9.96

In the current prospectus dated January 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.41%, 1.41%, 2.16%, and 1.16%, respectively. See page 15 for the expense ratios for the year ended September 30, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, and C Shares is 5.75%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2012 through September 30, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2012.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,023.70	1.39%	$ 7.03
Class A	$1,000.00	$1,023.80	1.39%	$ 7.03
Class C	$1,000.00	$1,019.60	2.14%	$10.80
Class I	$1,000.00	$1,025.30	1.14%	$ 5.77
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.39%	$ 7.01
Class A	$1,000.00	$1,018.05	1.39%	$ 7.01
Class C	$1,000.00	$1,014.30	2.14%	$10.78
Class I	$1,000.00	$1,019.30	1.14%	$ 5.76

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2012:

The Gabelli Equity Income Fund

Food and Beverage	13.1%
Health Care	12.2%
Financial Services	11.8%
Retail	6.8%
Consumer Products	5.1%
Energy and Utilities: Oil	4.6%
Diversified Industrial	4.6%
Telecommunications	4.2%
Aerospace	3.3%
Energy and Utilities: Integrated	3.3%
U.S. Government Obligations	3.0%
Automotive: Parts and Accessories	2.2%
Energy and Utilities: Natural Gas	2.2%
Computer Hardware	2.1%
Specialty Chemicals	1.8%
Metals and Mining	1.8%
Electronics	1.7%
Computer Software and Services	1.6%
Energy and Utilities: Services	1.6%
Entertainment	1.4%
Machinery	1.3%
Hotels and Gaming	1.2%

Equipment and Supplies	1.1%
Energy and Utilities: Electric	1.0%
Automotive	0.9%
Agriculture	0.8%
Broadcasting	0.7%
Wireless Communications	0.7%
Real Estate Investment Trusts	0.7%
Cable and Satellite	0.7%
Business Services	0.6%
Communications Equipment	0.5%
Transportation	0.3%
Building and Construction	0.3%
Aviation: Parts and Services	0.2%
Environmental Services	0.2%
Paper and Forest Products	0.2%
Consumer Services	0.1%
Publishing	0.1%
Energy and Utilities: Water	0.0%
Real Estate	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 96.4%
	Aerospace — 3.3%
100,000	Exelis Inc.	$1,205,431	$1,034,000
2,000	Lockheed Martin Corp.	47,350	186,760
10,000	Raytheon Co.	279,200	571,600
320,000	Rockwell Automation Inc.	14,997,324	22,256,000
2,000	Rockwell Collins Inc.	15,844	107,280
1,625,000	Rolls-Royce Holdings plc	12,119,318	22,120,810
410,000	The Boeing Co.	25,527,692	28,544,200

		54,192,159	74,820,650

	Agriculture — 0.8%
99,000	Archer-Daniels-Midland Co.	2,838,337	2,690,820
150,000	Monsanto Co.	2,423,783	13,653,000
12,000	The Mosaic Co.	186,246	691,320

		5,448,366	17,035,140

	Automotive — 0.9%
1,070,000	Ford Motor Co.	14,508,025	10,550,200
135,000	General Motors Co.†	3,977,427	3,071,250
305,000	Navistar International Corp.†	9,306,352	6,432,450
31,000	PACCAR Inc.	1,399,566	1,240,775

		29,191,370	21,294,675

	Automotive: Parts and Accessories — 2.2%
29,000	BorgWarner Inc.†	1,909,195	2,004,190
70,000	Dana Holding Corp.	992,304	861,000
530,000	Genuine Parts Co.	23,205,893	32,345,900
6,000	Johnson Controls Inc.	50,425	164,400
75,000	Modine Manufacturing Co.†	849,414	553,500
135,000	O’Reilly Automotive Inc.†	3,940,447	11,288,700
51,000	Tenneco Inc.†	778,246	1,428,000
140,000	The Pep Boys - Manny, Moe & Jack	1,583,944	1,425,200

		33,309,868	50,070,890

	Aviation: Parts and Services — 0.2%
65,000	Curtiss-Wright Corp.	944,125	2,125,500
78,000	GenCorp Inc.†	487,481	740,220
4,500	Precision Castparts Corp.	457,449	735,030
21,000	United Technologies Corp.	609,942	1,644,090

		2,498,997	5,244,840

	Broadcasting — 0.7%
300,000	CBS Corp., Cl. A, Voting	5,704,096	10,923,000
152,000	CBS Corp., Cl. B, Non-Voting	3,436,092	5,522,160
132	Granite Broadcasting Corp.†(a)	10,795	1

		9,150,983	16,445,161

	Building and Construction — 0.3%
245,000	Fortune Brands Home & Security Inc.†	2,712,564	6,617,450

Shares		Cost	Market Value
	Business Services — 0.6%
37,000	Automatic Data Processing Inc.	$1,543,362	$2,170,420
193,000	Diebold Inc.	6,771,090	6,506,030
4,000	Landauer Inc.	134,546	238,880
10,500	MasterCard Inc., Cl. A	883,579	4,740,540
3,146	MSC Industrial Direct Co. Inc., Cl. A	227,001	212,229

		9,559,578	13,868,099

	Cable and Satellite — 0.7%
46,200	AMC Networks Inc., Cl. A†	1,567,514	2,010,624
140,000	Cablevision Systems Corp., Cl. A	1,650,260	2,219,000
195,000	DISH Network Corp., Cl. A	3,976,858	5,968,950
16,000	EchoStar Corp., Cl. A†	478,840	458,560
500	Jupiter Telecommunications Co. Ltd.	492,514	507,432
58,000	Scripps Networks Interactive Inc., Cl. A	2,452,305	3,551,340

		10,618,291	14,715,906

	Communications Equipment — 0.5%
15,000	Cisco Systems Inc.	279,075	286,350
865,000	Corning Inc.	11,873,329	11,374,750

		12,152,404	11,661,100

	Computer Hardware — 2.0%
285,000	Hewlett-Packard Co.	6,749,137	4,862,100
193,000	International Business Machines Corp.	16,640,171	40,037,850

		23,389,308	44,899,950

	Computer Software and Services — 1.6%
25,000	eBay Inc.†	779,839	1,210,250
370,000	EMC Corp.†	9,412,030	10,089,900
125,000	Fidelity National Information Services Inc.	2,214,252	3,902,500
500,000	Microsoft Corp.	14,085,430	14,890,000
350,000	Yahoo! Inc.†	6,968,450	5,591,250

		33,460,001	35,683,900

	Consumer Products — 5.1%
45,000	Altria Group Inc.	538,092	1,502,550
280,000	Avon Products Inc.	6,898,283	4,466,000
16,000	Compagnie Financiere Richemont SA, Cl. A	540,728	959,490
80,000	Energizer Holdings Inc.	3,917,579	5,968,800
5,000	Hanesbrands Inc.†	108,950	159,400
187,000	Harman International Industries Inc.	7,375,023	8,631,920
115,000	Kimberly-Clark Corp.	6,761,409	9,864,700
2,500	National Presto Industries Inc.	74,242	182,200

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
50,000	Philip Morris International Inc.	$1,501,172	$4,497,000
105,000	Reckitt Benckiser Group plc	3,432,951	6,044,619
25,000	Svenska Cellulosa AB, Cl. A	430,001	465,838
1,250,000	Swedish Match AB	16,783,406	50,541,956
14,000	The Clorox Co.	790,531	1,008,700
230,000	The Procter & Gamble Co.	13,512,663	15,952,800
81,000	Unilever NV - NY Shares	1,639,778	2,873,880

		64,304,808	113,119,853

	Consumer Services — 0.1%
100,000	Rollins Inc.	381,843	2,339,000

	Diversified Industrial — 4.3%
5,000	3M Co.	213,645	462,100
4,000	Acuity Brands Inc.	42,447	253,160
5,000	Alstom SA	269,036	175,313
150,000	Cooper Industries plc	6,503,477	11,259,000
105,000	Crane Co.	3,635,253	4,192,650
1,500,000	General Electric Co.	30,453,720	34,065,000
260,000	Honeywell International Inc.	9,173,758	15,535,000
50,000	ITT Corp.	1,004,526	1,007,500
30,000	Jardine Matheson Holdings Ltd.	1,300,044	1,707,000
171,000	Jardine Strategic Holdings Ltd.	3,935,291	5,800,320
413,503	National Patent Development Corp.†	1,018,283	1,137,133
120,000	Textron Inc.	763,372	3,140,400
40,000	Toray Industries Inc.	269,303	236,802
55,000	Trinity Industries Inc.	1,573,781	1,648,350
305,000	Tyco International Ltd.	11,801,114	15,716,300

		71,957,050	96,336,028

	Electronics — 1.7%
10,000	DIRECTV†	331,857	524,600
223,000	Emerson Electric Co.	11,324,632	10,764,210
460,000	Intel Corp.	9,105,181	10,432,800
245,000	LSI Corp.†	2,227,189	1,692,950
130,000	TE Connectivity Ltd.	4,330,657	4,421,300
320,000	Texas Instruments Inc.	7,759,058	8,816,000
27,000	Thermo Fisher Scientific Inc.	1,334,183	1,588,410

		36,412,757	38,240,270

	Energy and Utilities: Electric — 1.0%
60,000	American Electric Power Co. Inc.	2,198,544	2,636,400
12,000	DTE Energy Co.	517,320	719,280
90,000	El Paso Electric Co.	820,152	3,082,500
145,000	GenOn Energy Inc.†	853,983	366,850
1,200,000	GenOn Energy Inc., Escrow†(a)	0	0

				Market
Shares			Cost	Value
110,000		Great Plains Energy Inc.	$2,663,694	$2,448,600
100,000		Korea Electric Power Corp., ADR†	1,479,637	1,242,000
220,000		Northeast Utilities	3,833,710	8,410,600
250,000		The AES Corp.†	2,372,108	2,742,500
13,333		UIL Holdings Corp.	293,785	478,121

			15,032,933	22,126,851

		Energy and Utilities: Integrated — 3.3%
425,000		BP plc, ADR	18,204,904	18,003,000
49,828		CH Energy Group Inc.	2,056,023	3,249,284
180,000		CONSOL Energy Inc.	7,311,741	5,409,000
110,000		Dominion Resources Inc.	4,509,912	5,823,400
110,001		Duke Energy Corp.	5,111,235	7,128,036
29,000		Eni SpA	304,221	634,275
20,000		Exelon Corp.	575,180	711,600
50,350		FirstEnergy Corp.	1,229,350	2,220,435
115,260		Hess Corp.	7,222,634	6,191,767
13,069		Iberdrola SA, ADR	299,699	235,634
25,000		Integrys Energy Group Inc.	1,192,522	1,305,000
120,000		NextEra Energy Inc.	5,753,101	8,439,600
72,000		OGE Energy Corp.	1,955,611	3,993,120
125,000		PNM Resources Inc.	1,469,710	2,628,750
7,200		Public Service Enterprise Group Inc.	156,820	231,696
30,000		Suncor Energy Inc., New York	785,965	985,500
21,000		Suncor Energy Inc., Toronto	908,497	690,815
50,000		TECO Energy Inc.	652,639	887,000
140,000		Westar Energy Inc.	2,333,669	4,152,400

			62,033,433	72,920,312

		Energy and Utilities: Natural Gas — 2.1%
10,000		AGL Resources Inc.	178,125	409,100
12,000		Atmos Energy Corp.	315,649	429,480
318,240		Kinder Morgan Inc.	8,783,265	11,303,901
310,000		National Fuel Gas Co.	15,496,458	16,752,400
146,000		ONEOK Inc.	1,642,426	7,053,260
24,000		Piedmont Natural Gas Co. Inc.	394,017	779,520
80,000		Southwest Gas Corp.	1,918,098	3,536,000
200,000		Spectra Energy Corp.	4,249,072	5,872,000

			32,977,110	46,135,661

		Energy and Utilities: Oil — 4.6%
188,000		Anadarko Petroleum Corp.	9,647,792	13,144,960
45,000		Canadian Oil Sands Ltd.	1,290,650	963,534
5,000	(b)	Canadian Oil Sands Trust	116,475	107,059
189,000		Chevron Corp.	8,686,294	22,029,840
180,000		ConocoPhillips	4,001,446	10,292,400
22,000		Denbury Resources Inc.†	369,472	355,520
50,000		Devon Energy Corp.	2,084,215	3,025,000
151,000		Exxon Mobil Corp.	4,905,886	13,808,950

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
40,000	Marathon Oil Corp.	$1,000,063	$1,182,800
20,000	Marathon Petroleum Corp.	639,385	1,091,800
50,000	Nexen Inc.	1,318,555	1,266,402
2,400	Niko Resources Ltd.	121,054	33,152
100,000	Occidental Petroleum Corp.	4,145,051	8,606,000
4,500	PetroChina Co. Ltd., ADR	355,826	581,220
85,000	Petroleo Brasileiro SA, ADR	2,679,643	1,949,900
90,000	Phillips 66	1,195,237	4,173,300
36,000	Repsol SA, ADR	742,075	694,800
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,524,835	8,329,200
16,000	Silverwillow Energy Corp.†	18,086	16,926
35,000	Statoil ASA	903,790	903,577
80,000	Statoil ASA, ADR	1,779,821	2,063,200
320,000	Talisman Energy Inc.	6,029,682	4,262,400
17,518	Total SA, ADR	290,564	877,652
85,000	Transocean Ltd.†	5,167,845	3,815,650
40,000	WesternZagros Resources Ltd.†	147,109	56,963

		63,160,851	103,632,205

	Energy and Utilities: Services — 1.6%
30,000	ABB Ltd., ADR	351,824	561,000
52,000	Cameron International Corp.†	746,014	2,915,640
38,178	GDF Suez, Strips†	0	49
350,000	Halliburton Co.	10,342,941	11,791,500
94,000	Oceaneering International Inc.	2,032,090	5,193,500
40,000	Schlumberger Ltd.	1,275,020	2,893,200
915,000	Weatherford International Ltd.†	16,755,273	11,602,200

		31,503,162	34,957,089

	Energy and Utilities: Water — 0.0%
36,000	Aqua America Inc.	458,537	891,360

	Entertainment — 1.4%
130,000	Grupo Televisa SAB, ADR	2,961,072	3,056,300
36,000	The Madison Square Garden Co., Cl. A†	452,938	1,449,720
117,000	Time Warner Inc.	3,385,344	5,303,610
303,000	Viacom Inc., Cl. A	11,927,546	16,483,200
238,000	Vivendi SA	7,635,755	4,641,150

		26,362,655	30,933,980

	Environmental Services — 0.2%
150,000	Waste Management Inc.	4,909,533	4,812,000

	Equipment and Supplies — 1.1%
18,000	A.O. Smith Corp.	253,184	1,035,720
28,000	Danaher Corp.	1,074,985	1,544,200

			Market
Shares		Cost	Value
86,000	Flowserve Corp.	$3,272,372	$10,985,640
13,000	Graco Inc.	615,620	653,640
12,000	Ingersoll-Rand plc	317,347	537,840
3,000	Minerals Technologies Inc.	141,817	212,790
85,000	Mueller Industries Inc.	3,248,424	3,864,950
16,000	Parker Hannifin Corp.	791,261	1,337,280
90,000	Tenaris SA, ADR	3,561,978	3,669,300

		13,276,988	23,841,360

	Financial Services — 11.8%
6,579	Alleghany Corp.†	1,015,114	2,269,360
360,201	AllianceBernstein Holding LP	8,196,829	5,550,697
383,000	American Express Co.	15,736,067	21,777,380
425,000	American International Group Inc.†	10,290,921	13,935,750
24,990	Argo Group International Holdings Ltd.	772,108	809,426
30,000	Banco Popular Espanol SA	195,506	65,576
2,000	Banco Santander Chile, ADR	29,250	146,480
160,000	Banco Santander SA, ADR	1,233,058	1,193,600
325,000	Bank of America Corp.	3,244,834	2,869,750
12,156	BNP Paribas SA	506,339	577,667
230,000	Citigroup Inc.	8,337,800	7,525,600
37,000	Deutsche Bank AG	1,658,969	1,467,050
100,000	Discover Financial Services	1,735,744	3,973,000
78,000	Dundee Corp., Cl. A†	1,828,287	1,961,306
35,000	Eaton Vance Corp.	968,411	1,013,600
264,000	Energy Transfer Equity LP	7,843,638	11,932,800
125,000	Federated Investors Inc., Cl. B	3,056,627	2,586,250
32,737	Fidelity Southern Corp.	284,714	309,692
260,000	H&R Block Inc.	4,812,231	4,505,800
20,000	Interactive Brokers Group Inc., Cl. A	313,053	280,400
240,000	Janus Capital Group Inc.	2,328,275	2,265,600
280,000	JPMorgan Chase & Co.	9,958,896	11,334,400
75,000	Julius Baer Group Ltd.	2,537,524	2,615,630
40,000	Kemper Corp.	1,156,156	1,228,400
69,100	Kinnevik Investment AB, Cl. A	1,140,349	1,464,304
18,000	Kinnevik Investment AB, Cl. B	252,511	373,767
473,000	Legg Mason Inc.	11,114,576	11,673,640
36,052	Leucadia National Corp.	500,319	820,183
180,000	Loews Corp.	7,797,363	7,426,800
161,000	M&T Bank Corp.	11,876,892	15,320,760
365,000	Marsh & McLennan Companies Inc.	11,002,192	12,384,450
345,000	Morgan Stanley	9,702,620	5,775,300
213,000	Northern Trust Corp.	10,457,827	9,886,395
50,000	NYSE Euronext	1,254,092	1,232,500

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
28,000	Och-Ziff Capital Management Group LLC, Cl. A	$283,762	$270,480
40,000	Oritani Financial Corp.	400,000	602,000
90,000	PNC Financial Services Group Inc.	4,520,029	5,679,000
45,000	Popular Inc.†	1,154,011	784,350
500	Raiffeisen Bank International AG	28,874	18,110
958	Reinet Investments SCA†	188,972	17,851
48,000	Royal Bank of Canada	2,548,864	2,755,680
400,000	SLM Corp.	6,101,416	6,288,000
165,000	State Street Corp.	7,541,187	6,923,400
230,000	Sterling Bancorp	3,293,082	2,281,600
12,000	SunTrust Banks Inc.	251,737	339,240
50,000	T. Rowe Price Group Inc.	1,388,039	3,165,000
150,000	TD Ameritrade Holding Corp.	2,556,575	2,305,500
1,025,038	The Bank of New York Mellon Corp.	29,138,205	23,186,360
10,000	The Charles Schwab Corp.	181,193	127,900
2,000	The Dun & Bradstreet Corp.	20,476	159,240
16,400	The Goldman Sachs Group Inc.	1,788,315	1,864,352
27,000	The Travelers Companies Inc.	1,032,136	1,843,020
170,000	Waddell & Reed Financial Inc., Cl. A	3,783,009	5,570,900
825,000	Wells Fargo & Co.	26,066,441	28,487,250
90,000	WR Berkley Corp.	3,297,008	3,374,100

		248,702,423	264,596,646

	Food and Beverage — 13.1%
30,000	Anheuser-Busch InBev NV	496,266	2,550,952
267,000	Beam Inc.	10,605,661	15,363,180
194,393	Brown-Forman Corp., Cl. A	7,502,332	12,151,475
20,250	Brown-Forman Corp., Cl. B	825,919	1,321,312
223,791	Campbell Soup Co.	6,988,520	7,792,403
40,000	Coca-Cola Amatil Ltd., ADR	246,845	1,127,600
20,000	Coca-Cola Enterprises Inc.	450,000	625,400
15,000	Coca-Cola Femsa SAB de CV, ADR	539,060	1,935,000
135,000	Constellation Brands Inc., Cl. A†	1,679,317	4,367,250
136,389	Danone SA	6,897,164	8,397,025
460,000	Davide Campari - Milano SpA	3,143,100	3,617,672
1,140,000	DE Master Blenders 1753 NV†	12,820,346	13,733,969
265,000	Dean Foods Co.†	4,268,260	4,332,750
1,000	Diageo plc	20,487	28,089
93,000	Diageo plc, ADR	5,126,053	10,483,890
103,000	Dr Pepper Snapple Group Inc.	2,277,323	4,586,590

			Market
Shares		Cost	Value

140,000	Fomento Economico Mexicano SAB de CV, ADR	$3,316,409	$12,877,200
275,000	General Mills Inc.	7,537,273	10,958,750
3,150,000	Grupo Bimbo SAB de CV, Cl. A	2,520,774	7,862,917
65,000	H.J. Heinz Co.	2,285,341	3,636,750
140,000	Heineken NV	6,437,001	8,345,884
15,000	Heineken NV, ADR	358,950	446,100
240,004	Hillshire Brands Co.	6,836,695	6,427,312
245,000	ITO EN Ltd.	5,089,181	4,894,349
38,000	Kellogg Co.	1,882,721	1,963,080
1,020,000	Kraft Foods Inc., Cl. A	30,222,495	42,177,000
24,000	McCormick & Co. Inc., Non-Voting	1,004,537	1,488,960
102,000	Nestlé SA	2,185,232	6,431,260
50,000	Nestlé SA, ADR	2,760,101	3,160,500
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,309,367	5,097,386
4,200,000	Parmalat SpA	11,859,744	8,964,764
120,053	PepsiCo Inc.	7,713,785	8,496,151
43,500	Pernod-Ricard SA	3,504,187	4,880,600
10,000	Post Holdings Inc.†	263,033	300,600
46,000	Ralcorp Holdings Inc.†	3,256,757	3,358,000
52,700	Remy Cointreau SA	3,106,596	6,061,130
20,000	SABMiller plc	733,959	878,454
200,000	Sapporo Holdings Ltd.	1,204,920	558,688
1,056,000	The Coca-Cola Co.	25,829,796	40,054,080
5,000	The Hershey Co.	181,502	354,450
87,043	Tootsie Roll Industries Inc.	1,956,741	2,348,429
92,000	Tyson Foods Inc., Cl. A	1,010,004	1,473,840
165,000	Yakult Honsha Co. Ltd.	4,465,657	7,822,911

		205,719,411	293,734,102

	Health Care — 12.2%
110,000	Abbott Laboratories	5,299,426	7,541,600
34,000	Aetna Inc.	1,233,639	1,346,400
55,000	AMERIGROUP Corp.†	4,958,900	5,028,650
165,000	Baxter International Inc.	6,746,505	9,942,900
159,000	Becton, Dickinson and Co.	11,355,078	12,491,040
20,000	Bio-Rad Laboratories Inc., Cl. A†	2,043,453	2,134,400
775,000	Boston Scientific Corp.†	6,840,236	4,448,500
650,000	Bristol-Myers Squibb Co.	17,077,002	21,937,500
24,000	Coventry Health Care Inc.	999,974	1,000,560
310,000	Covidien plc	11,737,716	18,420,200
449,000	Eli Lilly & Co.	17,859,208	21,287,090
18,630	Express Scripts Holding Co.†	588,372	1,167,542
14,076	GlaxoSmithKline plc, ADR	635,995	650,874
22,000	Henry Schein Inc.†	566,365	1,743,940
155,000	Hospira Inc.†	5,351,570	5,087,100
345,000	Johnson & Johnson	21,814,809	23,773,950

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
22,500	Laboratory Corp. of America Holdings†	$1,704,840	$2,080,575
117,000	Mead Johnson Nutrition Co.	5,523,909	8,573,760
30,000	Medtronic Inc.	1,005,816	1,293,600
510,000	Merck & Co. Inc.	15,703,221	23,001,000
279,000	Novartis AG, ADR	15,298,186	17,091,540
200,000	Patterson Companies Inc.	6,945,790	6,848,000
1,325,000	Pfizer Inc.	26,738,649	32,926,250
68,000	Roche Holding AG, ADR	2,632,469	3,195,320
40,000	Roche Holding AG, Genusschein	5,894,355	7,472,621
20,000	Smith & Nephew plc	220,594	220,744
54,000	St. Jude Medical Inc.	2,178,480	2,275,020
1,000,000	Tenet Healthcare Corp.†	6,863,097	6,270,000
240,000	UnitedHealth Group Inc.	9,652,496	13,298,400
45,000	Watson Pharmaceuticals Inc.†	3,319,007	3,832,200
18,000	William Demant Holding A/S†	880,509	1,613,376
60,000	Wright Medical Group Inc.†	949,266	1,326,600
54,000	Zimmer Holdings Inc.	3,182,725	3,651,480

		223,801,657	272,972,732

	Hotels and Gaming — 1.2%
24,000	Gaylord Entertainment Co.†	826,081	948,720
120,000	International Game Technology	2,115,932	1,570,800
2,004,352	Ladbrokes plc	10,531,607	5,592,910
239,000	Las Vegas Sands Corp.	4,086,310	11,082,430
90,000	MGM Resorts International†	883,235	967,500
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	4,636,800
15,000	Wynn Resorts Ltd.	579,316	1,731,600

		20,696,024	26,530,760

	Machinery — 1.3%
6,000	Caterpillar Inc.	35,181	516,240
319,000	Deere & Co.	15,880,141	26,314,310
115,000	Xylem Inc.	3,208,885	2,892,250

		19,124,207	29,722,800

	Metals and Mining — 1.8%
800,000	Alcoa Inc.	9,859,229	7,080,000
10,000	Carpenter Technology Corp.	327,255	523,200
270,000	Freeport-McMoRan Copper & Gold Inc.	3,930,570	10,686,600
340,000	Newmont Mining Corp.	16,085,715	19,043,400
80,000	Peabody Energy Corp.	2,554,517	1,783,200
2,000	Royal Gold Inc.	88,166	199,720
6,615	Teck Resources Ltd., Cl. B	533,053	195,200

		33,378,505	39,511,320

			Market
Shares		Cost	Value
	Paper and Forest Products — 0.2%
100,000	International Paper Co.	$3,194,047	$3,632,000

	Publishing — 0.1%
6,016	News Corp., Cl. B	70,881	149,197
30,000	The McGraw-Hill Companies Inc.	1,225,693	1,637,700
500	The Washington Post Co., Cl. B	266,268	181,515
2,700	Value Line Inc.	38,523	26,352

		1,601,365	1,994,764

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	224,290	337,300

	Real Estate Investment Trusts — 0.7%
65,000	Plum Creek Timber Co. Inc.	2,642,078	2,849,600
9,000	Rayonier Inc.	264,580	441,090
460,000	Weyerhaeuser Co.	11,163,328	12,024,400

		14,069,986	15,315,090

	Retail — 6.8%
40,266	Copart Inc.†	696,640	1,116,576
224,000	Costco Wholesale Corp.	11,630,974	22,428,000
585,000	CVS Caremark Corp.	20,812,484	28,325,700
110,000	Ingles Markets Inc., Cl. A	2,011,607	1,798,500
180,000	J.C. Penney Co. Inc.	5,722,590	4,372,200
500,000	Macy’s Inc.	7,988,643	18,810,000
200,000	Safeway Inc.	4,180,193	3,218,000
500	Sears Holdings Corp.†	39,103	27,745
245,000	SUPERVALU Inc.	2,733,246	590,450
510,000	The Home Depot Inc.	14,399,640	30,788,700
89,000	Tractor Supply Co.	1,563,773	8,801,210
130,000	Walgreen Co.	4,118,916	4,737,200
234,000	Wal-Mart Stores Inc.	11,089,210	17,269,200
10,000	Weis Markets Inc.	300,480	423,300
100,000	Whole Foods Market Inc.	3,392,986	9,740,000

		90,680,485	152,446,781

	Specialty Chemicals — 1.8%
10,000	Airgas Inc.	624,340	823,000
44,000	Albemarle Corp.	576,219	2,317,920
45,000	Ashland Inc.	1,641,427	3,222,000
155,000	E. I. du Pont de Nemours and Co.	7,226,660	7,791,850
260,000	Ferro Corp.†	2,565,698	891,800
8,000	FMC Corp.	186,076	443,040
50,000	H.B. Fuller Co.	1,032,850	1,534,000
50,000	Huntsman Corp.	717,300	746,500
230,000	International Flavors & Fragrances Inc.	10,761,205	13,703,400
3,500	NewMarket Corp.	13,508	862,680
5,000	Quaker Chemical Corp.	90,412	233,350
3,000	Rockwood Holdings Inc.	131,817	139,800

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
40,000	Sensient Technologies Corp.	$822,757	$1,470,400
200,000	The Dow Chemical Co.	7,115,362	5,792,000
4,000	Zep Inc.	17,026	60,480

		33,522,657	40,032,220

	Telecommunications — 4.1%
400,000	AT&T Inc.	10,743,119	15,080,000
520,000	BCE Inc.	11,851,794	22,848,800
48,000	Belgacom SA	1,647,006	1,464,957
4,495	Bell Aliant Inc.(a)(c)	117,429	124,701
50,000	BT Group plc, Cl. A	204,914	186,268
16,000	BT Group plc, ADR	469,025	595,200
570,000	Cincinnati Bell Inc.†	2,113,891	3,249,000
465,000	Deutsche Telekom AG, ADR	7,518,741	5,733,450
26,000	France Telecom SA, ADR	585,501	317,720
44,000	Loral Space & Communications Inc.	3,000,327	3,128,400
1,700,000	Sprint Nextel Corp.†	4,621,645	9,384,000
28,310	Telefonica SA, ADR	170,492	375,957
350,000	Telekom Austria AG	5,224,748	2,473,721
400,043	Telephone & Data Systems Inc.	12,020,088	10,245,094
12,000	TELUS Corp.	185,454	756,912
15,000	TELUS Corp., Non-Voting, Cl. A	687,084	937,950
305,000	Verizon Communications Inc.	10,282,392	13,898,850

		71,443,650	90,800,980

	Transportation — 0.3%
171,000	GATX Corp.	6,081,094	7,257,240

	Wireless Communications — 0.7%
400,000	Cable & Wireless Communications plc	267,845	233,049
36,000	Millicom International Cellular SA, SDR	2,802,200	3,340,336
2,400	NTT DoCoMo Inc.	3,485,733	3,893,388
80,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,272,518	1,211,200
31,000	United States Cellular Corp.†	1,357,659	1,213,030
230,000	Vodafone Group plc, ADR	5,904,062	6,553,850

		15,090,017	16,444,853

	TOTAL COMMON STOCKS	1,635,785,367	2,157,973,318

			Market
Shares		Cost	Value
	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
1,100	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd	$759,000	$638,000

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	807,518	1,493,580

	TOTAL PREFERRED STOCKS	1,566,518	2,131,580

	RIGHTS — 0.0%
	Health Care — 0.0%
380,000	Sanofi, CVR, expire 12/31/20†	801,339	638,400

	Retail — 0.0%
500	Sears Hometown and Outlet Stores Inc., expire 10/08/12†	1,125	1,360

	TOTAL RIGHTS	802,464	639,760

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
486,444	Kinder Morgan Inc., expire 05/25/17†	796,380	1,697,688

Principal Amount
	CORPORATE BONDS — 0.4%
	Computer Hardware — 0.1%
$ 2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,891,677	1,986,250

	Diversified Industrial — 0.3%
6,500,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	6,470,872	6,638,125

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	76,672	26,750

	TOTAL CORPORATE BONDS	8,439,221	8,651,125

	U.S. GOVERNMENT OBLIGATIONS — 3.0%
67,528,000	U.S. Treasury Bills, 0.080% to 0.145%††, 10/18/12 to 03/07/13	67,511,245	67,515,477

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2012

		Market
	Cost	Value
TOTAL INVESTMENTS — 100.0%	$1,714,901,195	$2,238,608,948

Other Assets and Liabilities (Net) — 0.0%		263,226

NET ASSETS — 100.0%		$2,238,872,174

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $124,702 or 0.01% of net assets.

(b)	Denoted in units.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $6,762,826 or 0.30% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments, at value (cost $1,714,901,195)	$2,238,608,948
Foreign currency, at value (cost $9)	9
Cash	1,292,016
Receivable for Fund shares sold	1,895,116
Receivable for investments sold	449,348
Dividends and interest receivable	4,183,509
Prepaid expenses	52,298

Total Assets	2,246,481,244

Liabilities:
Payable for Fund shares redeemed	3,321,557
Payable for investments purchased	1,290,980
Payable for investment advisory fees	1,843,888
Payable for distribution fees	499,097
Payable for accounting fees	3,750
Other accrued expenses	649,798

Total Liabilities	7,609,070

Net Assets
(applicable to 99,715,073 shares outstanding)	$2,238,872,174

Net Assets Consist of:
Paid-in capital	$1,795,093,342
Accumulated net investment income	1,264,748
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(81,193,286)
Net unrealized appreciation on investments	523,707,753
Net unrealized depreciation on foreign currency translations	(383)

Net Assets	$2,238,872,174

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,603,696,260 ÷ 71,155,806 shares outstanding; 150,000,000 shares authorized)	$22.54

Class A:
Net Asset Value and redemption price per share ($164,176,876 ÷ 7,306,076 shares outstanding; 50,000,000 shares authorized)	$22.47

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.84

Class C:
Net Asset Value and offering price per share ($161,841,741 ÷ 7,716,865 shares outstanding; 50,000,000 shares authorized)	$20.97	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($309,157,297 ÷ 13,536,326 shares outstanding; 50,000,000 shares authorized)	$22.84

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $1,098,730)	$53,938,644
Interest	524,858

Total Investment Income	54,463,502

Expenses:
Investment advisory fees	21,048,662
Distribution fees - Class AAA	4,026,473
Distribution fees - Class A	367,492
Distribution fees - Class B*	651
Distribution fees - Class C	1,364,830
Shareholder services fees	1,936,403
Shareholder communication expenses	557,715
Custodian fees	261,968
Legal and audit fees	106,788
Registration expenses	98,624
Directors’ fees	96,012
Accounting fees	45,000
Miscellaneous expenses	127,856

Total Expenses	30,038,474

Less:
Custodian fee credits	(330)

Net Expenses	30,038,144

Net Investment Income	24,425,358

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	10,470,037
Net realized gain on swap contracts	38,419
Net realized loss on foreign currency transactions	(31,038)

Net realized gain on investments, swap contracts, and foreign currency transactions	10,477,418

Net change in unrealized appreciation/depreciation:
on investments	393,578,551
on swap contracts	9,278
on foreign currency translations	11,796

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	393,599,625

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	404,077,043

Net Increase in Net Assets Resulting from Operations	$428,502,401

*	Class B Shares were liquidated on September 25, 2012.

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment income	$ 24,425,358	$ 14,097,997
Net realized gain on investments, swap contracts, and foreign currency transactions	10,477,418	9,388,852
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	393,599,625	(43,001,186)

Net Increase/(Decrease) in Net Assets Resulting from Operations	428,502,401	(19,514,337)

Distributions to Shareholders:
Net investment income
Class AAA	(26,576,765)	(12,220,093)
Class A	(2,457,235)	(906,966)
Class B*	(658)	—
Class C	(1,443,579)	(67,204)
Class I	(3,633,045)	(766,453)

	(34,111,282)	(13,960,716)

Return of capital
Class AAA	(644,288)	(15,178,601)
Class A	(55,324)	(1,092,789)
Class B*	(464)	(2,286)
Class C	(1,054,766)	(1,412,716)
Class I	—	(477,241)

	(1,754,842)	(18,163,633)

Total Distributions to Shareholders	(35,866,124)	(32,124,349)

Capital Share Transactions:
Class AAA	(173,419,541)	162,555,317
Class A	21,812,344	54,690,034
Class B*	(78,939)	(86,297)
Class C	40,895,775	62,614,299
Class I	165,866,082	79,934,807

Net Increase in Net Assets from Capital Share Transactions	55,075,721	359,708,160

Redemption Fees	2,134	30,363

Net Increase in Net Assets	447,714,132	308,099,837
Net Assets:
Beginning of period	1,791,158,042	1,483,058,205

End of period (including undistributed net investment income of $1,264,748 and $0, respectively)	$2,238,872,174	$1,791,158,042

*	Class B Shares were liquidated on September 25, 2012.

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)											Ratios to Average Net Assets/
		from Investment Operations			Distributions								Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Class AAA
2012	$18.52	$0.25	$4.13	$4.38	$(0.35)	—	$(0.01)	$(0.36)	$0.00	$22.54	23.78%	$1,603,696	1.17%	1.40%	6%
2011	18.65	0.16	0.07	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.52	1.05	1,464,658	0.79	1.41	14
2010	17.14	0.23	1.64	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.65	11.03	1,330,970	1.29	1.44	14
2009	18.00	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.14	(2.34)	1,088,655	1.46	1.50	17
2008	22.98	0.18	(4.43)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	18.00	(18.95)	1,135,543	0.87	1.43	22
Class A
2012	$18.47	$0.25	$4.11	$4.36	$(0.35)	—	$(0.01)	$(0.36)	$0.00	$22.47	23.73%	$ 164,177	1.19%	1.40%	6%
2011	18.60	0.17	0.06	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.47	1.06	115,210	0.82	1.41	14
2010	17.09	0.24	1.63	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.60	11.06	67,314	1.35	1.44	14
2009	17.95	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.09	(2.34)	31,104	1.46	1.50	17
2008	22.91	0.18	(4.41)	(4.23)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.95	(18.92)	22,979	0.88	1.43	22
Class C
2012	$17.38	$0.09	$3.86	$3.95	$(0.21)	—	$(0.15)	$(0.36)	$0.00	$20.97	22.85%	$ 161,842	0.46%	2.15%	6%
2011	17.65	0.02	0.07	0.09	(0.02)	—	(0.34)	(0.36)	0.00	17.38	0.31	98,296	0.09	2.16	14
2010	16.36	0.10	1.55	1.65	(0.23)	—	(0.13)	(0.36)	0.00	17.65	10.20	43,429	0.61	2.19	14
2009	17.33	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.36	(3.07)	22,919	0.70	2.25	17
2008	22.31	0.03	(4.28)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.33	(19.55)	18,547	0.13	2.18	22
Class I
2012	$18.71	$0.33	$4.16	$4.49	$(0.36)	—	—	$(0.36)	$0.00	$22.84	24.13%	$ 309,157	1.54%	1.15%	6%
2011	18.80	0.23	0.04	0.27	(0.22)	—	$(0.14)	(0.36)	0.00	18.71	1.26	112,929	1.10	1.16	14
2010	17.23	0.35	1.58	1.93	(0.23)	—	(0.13)	(0.36)	0.00	18.80	11.32	41,204	1.92	1.19	14
2009	18.04	0.25	(0.70)	(0.45)	(0.21)	—	(0.15)	(0.36)	0.00	17.23	(2.05)	8,819	1.71	1.25	17
2008(c)	21.42	0.19	(3.30)	(3.11)	(0.14)	—	(0.13)	(0.27)	0.00	18.04	(14.65)	962	1.31(d)	1.18(d)	22

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). For the years ended September 30, 2012, 2011, 2010, 2009, and 2008, the effect of Custodian Fee Credits was minimal.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

15

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to seek a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 16,445,160	—	$ 1	$ 16,445,161
Energy and Utilities: Electric	22,126,851	—	0	22,126,851
Other Industries (a)	2,119,401,306	—	—	2,119,401,306
Total Common Stocks	2,157,973,317	—	1	2,157,973,318
Preferred Stocks(a)	2,131,580	—	—	2,131,580
Rights(a)	639,760	—	—	639,760
Warrants(a)	1,697,688	—	—	1,697,688
Corporate Bonds	—	$ 8,651,125	—	8,651,125
U.S. Government Obligations	—	67,515,477	—	67,515,477
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,162,442,345	$76,166,602	$ 1	$2,238,608,948

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At September 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Fund’s volume of equity contract for difference swap agreements which were held through November 3, 2011 had an average monthly notional amount while outstanding of approximately $209,634.

For the year ended September 30, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to recharacterization of distributions, reclassifications of capital gains on investments in passive foreign investment companies, non-deductible expenses, tax treatment of defaulted securities, and reclassifications of distributions from investments in real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2012, reclassifications were made to decrease accumulated distribution in excess of net investment income by $11,099,228 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $110,508, with an offsetting adjustment to paid-in capital.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
Distributions paid from:
Ordinary income	$34,111,282	$13,960,716
Return of capital	1,754,842	18,163,633

Total distributions paid	$35,866,124	$32,124,349

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.36 per share.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(71,942,528)
Net unrealized appreciation on investments	515,721,360

Total	$443,778,832

At September 30, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Capital Loss Carryforward Available through 2018	$63,699,245
Capital Loss Carryforward Available through 2019	8,243,283

Total Capital Loss Carryforwards	$71,942,528

During the year ended September 30, 2012, the Fund utilized capital loss carryforwards of $10,465,259.

At September 30, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in passive foreign investment companies, real estate investments trusts, and partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2012:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,722,887,206	$609,231,506	$(93,509,764)	$515,721,742

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $225,123,051 and $124,487,279, respectively.

6. Transactions with Affiliates. During the year ended September 30, 2012, the Fund paid brokerage commissions on security trades of $245,822 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally, the Distributor retained a total of $246,122 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2012, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were liquidated on September 25, 2012.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2012 and September 30, 2011 amounted to $2,134 and $30,363, respectively.

23

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	14,361,618	$303,464,063	24,293,210	$502,845,816
Shares issued upon reinvestment of distributions	1,199,611	25,557,490	1,257,617	25,912,938
Shares redeemed	(23,498,722)	(502,441,094)	(17,823,910)	(366,203,437)

Net increase/(decrease)	(7,937,493)	$(173,419,541)	7,726,917	$162,555,317

Class A
Shares sold	3,228,646	$67,537,066	5,305,477	$109,653,700
Shares issued upon reinvestment of distributions	97,038	2,064,798	81,765	1,687,500
Shares redeemed	(2,258,986)	(47,789,520)	(2,767,847)	(56,651,166)

Net increase	1,066,698	$21,812,344	2,619,395	$54,690,034

Class B*
Shares sold	608	$11,530	532	$10,753
Shares issued upon reinvestment of distributions	51	1,005	110	2,139
Shares redeemed	(4,422)	(91,474)	(4,890)	(99,189)

Net decrease	(3,763)	$(78,939)	(4,248)	$(86,297)

Class C
Shares sold	3,029,165	$60,064,059	3,689,978	$72,205,617
Shares issued upon reinvestment of distributions	88,822	1,775,195	51,863	1,007,514
Shares redeemed	(1,056,164)	(20,943,479)	(546,786)	(10,598,832)

Net increase	2,061,823	$40,895,775	3,195,055	$62,614,299

Class I
Shares sold	11,496,875	$252,401,765	4,974,603	$102,960,466
Shares issued upon reinvestment of distributions	153,070	3,333,904	52,504	1,085,444
Shares redeemed	(4,148,114)	(89,869,587)	(1,184,417)	(24,111,103)

Net increase	7,501,831	$165,866,082	3,842,690	$79,934,807

*	Class B Shares were liquidated on September 25, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

24

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

26

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 68	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—
INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 76	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 68	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 73	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 87	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 78	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 66	Since 2001	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

27

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.352, $0.352, $0.193, $0.208, and $0.360 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended September 30, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution (excluding return of capital distributions) as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.97% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2012 which was derived from U.S. Treasury securities was 0.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2012. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

28

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income.

(Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.

(Multiclass)	Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.

(Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.

(Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.

(Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)

Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT- MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

This page was intentionally left blank.

Gabelli Equity Series Funds, Inc.

The Gabelli Equity Income Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice	Certified Public Accountant,
President and	Professor Emeritus,
Chief Financial Officer,	Pace University
KeySpan Corp.

John D. Gabelli	Anthonie C. van Ekris
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Officers
Bruce N. Alpert	Agnes Mullady
President, Secretary,	Treasurer
and Acting Chief
Compliance Officer

Custodian, Transfer Agent,

and Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q312AR

The

Gabelli

Equity

Income

Fund

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 4 stars overall, 3 stars for the three year period, 4 stars for the five year period and 5 stars for the ten year periods ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

ANNUAL REPORT

SEPTEMBER 30, 2012

The Gabelli Focus Five Fund

Annual Report — September 30, 2012

To Our Shareholders,

For the year ended September 30, 2012, the net asset value per Class AAA Share of The Gabelli Focus Five Fund increased 36.7% compared with an increase of 30.2% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2012.

Performance Discussion (Unaudited)

At the beginning of January 2012, the Fund undertook a change in its investment strategy. At that time, the new portfolio management team began a transition from a small cap value approach to a multi-cap concentrated portfolio, a shift that was largely complete by the end of March.

The Fund’s investment objective, seeking to provide a high level of capital appreciation, remains unchanged.

Despite volatility in the general equity markets through much of the year and a six-fold growth of assets under management, the Fund’s net asset value increased 36.7% for the fiscal year versus an increase of 30.2% for the S&P 500 Index. The biggest detractor to performance during the year was the relatively high percentage of cash held as a result of the aforementioned inflows and our conservative investment approach.

Some of the better performing investments during the year were Par Pharmaceuticals and EchoStar Corp. (5.0% of net assets as of September 30, 2012). Par was approximately a 4% position at the time it was acquired by Texas Pacific Group for $50 per share in a deal that closed on September 30.

At the end of the fiscal year, the Fund had 33 investments, all of which we believe are fundamentally strong businesses trading at significant discounts to intrinsic value. Importantly, every position in the Fund is subject to a potential near term (3 to 18 month) catalyst that could narrow the gap between where a stock is trading in the public markets and the price it could fetch in a private market transaction.

We appreciate your continuing confidence and trust, and encourage shareholders to read our additional commentary available at www.gabelli.com.

Comparative Results

Average Annual Returns through September 30, 2012 (a)(b) (Unaudited)
	1 Year	3 Year	5 Year	Since January 1, 2012(c)	Since Inception (12/31/02)
Class AAA (GWSVX)	36.71%	12.33%	2.28%	16.46%	7.82%
S&P 500 Index	30.20	13.20	1.05	16.44(d)	7.33
Russell 2000 Index	31.91	12.99	2.21	22.61	9.77
Class A (GWSAX)	36.76	12.38	2.30	16.53	7.86
With sales charge (e)	28.90	10.18	1.07	9.83	7.19
Class C (GWSCX)	35.79	11.52	1.55	15.87	7.08
With contingent deferred sales charge (f)	34.79	11.52	1.55	14.87	7.08
Class I (GWSIX)	37.21	12.69	2.56	16.80	7.97

In the current prospectus dated January 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 2.80%, 2.80%, 3.55%, and 2.55%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC in place through January 31, 2013 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. See page 8 for the expense ratios for the year ended September 30, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75%, and 1.00%, respectively.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market.

Dividends are considered reinvested. You cannot invest directly in an index.

(b)    The Fund’s fiscal year ends September 30.

(c)    On January 1, 2012, the Fund changed its investment strategy to the current investment strategy.

(d)    S&P 500 Index performance is as of December 31, 2011.

(e)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)    Assuming payment of the maximum 1% contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA, S&P 500 INDEX, AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

The Gabelli Focus Five Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2012 through September 30, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2012.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,059.10	2.01%	$10.35
Class A	$1,000.00	$1,059.50	2.01%	$10.35
Class C	$1,000.00	$1,055.80	2.76%	$14.19
Class I	$1,000.00	$1,061.30	1.76%	$ 9.07
Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.95	2.01%	$10.13
Class A	$1,000.00	$1,014.95	2.01%	$10.13
Class C	$1,000.00	$1,011.20	2.76%	$13.88
Class I	$1,000.00	$1,016.20	1.76%	$ 8.87
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2012:

The Gabelli Focus Five Fund

Food and Beverage	11.5%
Automotive: Parts and Accessories	9.8%
Retail	8.9%
Computer Software and Services	8.5%
U.S. Government Obligations	6.9%
Financial Services	6.6%
Health Care	6.6%
Cable and Satellite	6.0%
Business Services	5.3%
Machinery	4.8%

Diversified Industrial	4.5%
Energy and Utilities	3.4%
Metals and Mining	3.3%
Hotels and Gaming	2.7%
Equipment and Supplies	2.3%
Aviation: Parts and Services	2.0%
Energy and Energy Services	1.9%
Other Assets and Liabilities (Net)	5.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

4

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 88.1%
	Automotive: Parts and Accessories — 9.8%
165,000	Dana Holding Corp.(a)	$2,102,645	$2,029,500
18,000	Federal-Mogul Corp.†	197,818	164,700
47,500	Tenneco Inc.†	1,282,447	1,330,000

		3,582,910	3,524,200

	Aviation: Parts and Services — 2.0%
22,000	Curtiss-Wright Corp.	676,906	719,400

	Business Services — 5.3%
75,000	The Brink’s Co.	1,753,954	1,926,750

	Cable and Satellite — 6.0%
62,500	EchoStar Corp., Cl. A†	1,657,231	1,791,250
7,867	Liberty Ventures, Cl. A†	352,764	390,518

		2,009,995	2,181,768

	Computer Software and Services — 8.5%
85,000	Internap Network Services Corp.†	557,335	599,250
275,100	RealD Inc.†	2,694,589	2,459,394

		3,251,924	3,058,644

	Diversified Industrial — 4.5%
5,500	Texas Industries Inc.†(a)	156,514	223,575
25,000	Tyco International Ltd.	1,320,731	1,406,500

		1,477,245	1,630,075

	Energy and Energy Services — 1.9%
55,000	Weatherford International Ltd.†	645,263	697,400

	Energy and Utilities — 3.4%
30,000	CONSOL Energy Inc.(a)	906,743	901,500
5,929	National Fuel Gas Co.	269,224	320,403

		1,175,967	1,221,903

	Equipment and Supplies — 2.3%
3,200	Gerber Scientific Inc., Escrow†(b)	0	32
52,500	Sealed Air Corp.	750,648	811,650

		750,648	811,682

	Financial Services — 6.6%
51,359	CIT Group Inc.†	1,830,640	2,023,031
39,000	Janus Capital Group Inc.	272,953	368,160

		2,103,593	2,391,191

	Food and Beverage — 11.5%
211,992	Inventure Foods Inc.†	1,250,277	1,206,234
19,000	Ralcorp Holdings Inc.†	1,219,316	1,387,000
62,500	Snyders-Lance Inc.	1,433,870	1,562,500

		3,903,463	4,155,734

Shares		Cost	Market Value
	Health Care — 6.6%
50,000	Lexicon Pharmaceuticals Inc.†	$114,750	$116,000
125,000	Metropolitan Health Networks Inc.†	991,683	1,167,500
93,000	Rochester Medical Corp.†	918,333	1,098,330

		2,024,766	2,381,830

	Hotels and Gaming — 2.7%
3,000	Gaylord Entertainment Co.†	33,207	118,590
136,046	Red Lion Hotels Corp.†	997,806	850,288

		1,031,013	968,878

	Machinery — 4.8%
27,500	Kennametal Inc.	1,064,099	1,019,700
28,000	Xylem Inc.	669,758	704,200

		1,733,857	1,723,900

	Metals and Mining — 3.3%
167,000	Golden Queen Mining Co. Ltd.†	390,772	492,625
60,000	Molycorp Inc.†	662,849	690,000

		1,053,621	1,182,625

	Retail — 8.9%
45,000	GNC Holdings, Inc., Cl. A	1,679,747	1,753,650
26,384	Rush Enterprises Inc., Cl. B†	344,361	443,515
27,500	Walgreen Co.	871,602	1,002,100

		2,895,710	3,199,265

	TOTAL COMMON STOCKS	30,070,835	31,775,245

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.9%
$2,498,000	U.S. Treasury Bills, 0.100% to 0.150%††, 12/06/12 to 02/28/13	2,496,923	2,496,897

	TOTAL INVESTMENTS — 95.0%	$32,567,758	34,272,142

	Other Assets and Liabilities (Net) — 5.0%		1,790,464

	NET ASSETS — 100.0%		$36,062,606

(a)	Securities, or a portion thereof, with a value of $1,197,075 were pledged as collateral for future trading purposes.
(b)	Security fair valued under procedures established by the Board of Directors.
The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of the fair valued security amounted to $32 or 0.00% of net assets.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

5

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments, at value (cost $32,567,758)	$34,272,142
Cash	2,519
Deposit at brokers	9,928
Receivable for investments sold	1,985,272
Receivable for Fund shares sold	355,830
Dividends receivable	2,164
Prepaid expenses	21,483

Total Assets.	36,649,338

Liabilities:
Payable for investments purchased	502,157
Payable for Fund shares redeemed	19,877
Payable for investment advisory fees	10,799
Payable for distribution fees	4,813
Other accrued expenses	49,086

Total Liabilities	586,732

Net Assets (applicable to 3,236,796 shares outstanding)	$36,062,606

Net Assets Consist of:
Paid-in capital	$33,250,195
Accumulated net investment loss	(101,853)
Accumulated net realized gain on investments	1,209,880
Net unrealized appreciation on investments	1,704,384

Net Assets	$36,062,606

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($11,713,341 ÷ 1,053,987 shares outstanding; 100,000,000 shares authorized)	$11.11

Class A:
Net Asset Value and redemption price per share ($7,573,921 ÷ 675,449 shares outstanding; 50,000,000 shares authorized)	$11.21

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.89

Class C:
Net Asset Value and offering price per share ($1,913,281 ÷ 187,147 shares outstanding; 50,000,000 shares authorized)	$10.22	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($14,862,063 ÷ 1,320,213 shares outstanding; 50,000,000 shares authorized)	$11.26

Statement of Operations

For the Year Ended September 30, 2012

Investment Income:
Dividends	$113,812
Interest	1,778

Total Investment Income	115,590

Expenses:
Investment advisory fees	126,430
Distribution fees - Class AAA	17,381
Distribution fees - Class A	3,134
Distribution fees - Class C	6,566
Legal and audit fees	62,741
Registration expenses	39,905
Shareholder communications expenses	31,223
Custodian fees	21,004
Shareholder services fees	15,446
Tax expense	1,134
Directors’ fees	380
Interest expense	313
Miscellaneous expenses	10,336

Total Expenses	335,993

Less:
Expenses reimbursed by Adviser (See Note 3)	(86,213)

Net Expenses	249,780

Net Investment Loss	(134,190)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	1,288,232
Net realized gain on written options	6,664
Net realized loss on foreign currency transactions	(99)

Net realized gain on investments, written options, and foreign currency transactions	1,294,797

Net change in unrealized appreciation/depreciation: on investments	2,260,830

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	3,555,627

Net Increase in Net Assets Resulting from Operations	$3,421,437

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment loss	$(134,190)	$(84,626)
Net realized gain on investments, written options, and foreign currency transactions	1,294,797	888,128
Net change in unrealized appreciation/depreciation on investments	2,260,830	(1,312,015)

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,421,437	(508,513)

Distributions to Shareholders:
Net realized gain
Class AAA	(42,840)	—
Class A	(2,071)	—
Class C	(1,905)	—
Class I	(702)	—

Total Distributions to Shareholders	(47,518)	—

Capital Share Transactions:
Class AAA	4,537,223	(76,516)
Class A	7,210,628	42,652
Class C	1,586,991	93,665
Class I	13,734,180	27,202

Net Increase in Net Assets from Capital Share Transactions.	27,069,022	87,003

Redemption Fees	14	119

Net Increase/(Decrease) in Net Assets	30,442,955	(421,391)
Net Assets:
Beginning of period	5,619,651	6,041,042

End of period (including undistributed net investment income of $0 and $0, respectively)	$36,062,606	$5,619,651

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)(b)		Expenses Net of Waivers/ Reimburse- ments(d)	Expenses Before Waivers/ Reimburse- ments(e)	Portfolio Turnover Rate
Class AAA
2012	$ 8.19	$(0.11)	$3.10	$2.99	—	$(0.07)	$(0.07)	$0.00	$11.11	36.71%	$11,714	(1.09)%		2.01%	2.69%	140%
2011	8.92	(0.12)	(0.61)	(0.73)	—	—	—	0.00	8.19	(8.18)	5,207	(1.21)		2.01	2.80	40
2010	7.90	(0.11)	1.13	1.02	—	—	—	—	8.92	12.91	5,739	(1.33)		2.01	3.09	61
2009	9.30	(0.07)	(0.92)	(0.99)	—	(0.41)	(0.41)	0.00	7.90	(8.99)	5,462	(1.04)		2.01	3.34	62
2008	12.61	(0.08)	(1.43)	(1.51)	—	(1.80)	(1.80)	0.00	9.30	(13.20)	7,327	(0.80)		2.01	2.52	58
Class A
2012	$ 8.26	$(0.13)	$3.15	$3.02	—	$(0.07)	$(0.07)	$0.00	$11.21	36.76%	$7,574	(1.20)%		2.01%	2.69%	140%
2011	8.99	(0.12)	(0.61)	(0.73)	—	—	—	0.00	8.26	(8.12)	139	(1.21)		2.01	2.80	40
2010	7.96	(0.11)	1.14	1.03	—	—	—	—	8.99	12.94	116	(1.27)		2.01	3.09	61
2009	9.37	(0.07)	(0.93)	(1.00)	—	(0.41)	(0.41)	0.00	7.96	(9.04)	50	(1.06)		2.01	3.34	62
2008	12.69	(0.08)	(1.44)	(1.52)	—	(1.80)	(1.80)	0.00	9.37	(13.19)	51	(0.80)		2.01	2.52	58
Class C
2012	$ 7.59	$(0.17)	$2.87	$2.70	—	$(0.07)	$(0.07)	$0.00	$10.22	35.79%	$1,913	(1.83)%		2.76%	3.44%	140%
2011	8.33	(0.18)	(0.56)	(0.74)	—	—	—	0.00	7.59	(8.88)	192	(1.96)		2.76	3.55	40
2010	7.43	(0.16)	1.06	0.90	—	—	—	—	8.33	12.11	119	(2.09)		2.76	3.84	61
2009	8.84	(0.11)	(0.89)	(1.00)	—	(0.41)	(0.41)	0.00	7.43	(9.61)	122	(1.78)		2.76	4.09	62
2008	12.16	(0.15)	(1.37)	(1.52)	—	(1.80)	(1.80)	0.00	8.84	(13.86)	146	(1.58)		2.76	3.27	58
Class I
2012	$ 8.27	$(0.09)	$3.15	$3.06	—	$(0.07)	$(0.07)	$0.00	$11.26	37.21%	$14,862	(0.84)%		1.76%	2.44%	140%
2011	8.98	(0.10)	(0.61)	(0.71)	—	—	—	0.00	8.27	(7.91)	82	(0.96)		1.76	2.55	40
2010	7.93	(0.09)	1.14	1.05	—	—	—	—	8.98	13.24	67	(1.09)		1.76	2.84	61
2009	9.31	(0.05)	(0.92)	(0.97)	—	(0.41)	(0.41)	0.00	7.93	(8.76)	59	(0.79)		1.76	3.09	62
2008(f)	9.41	(0.03)	(0.07)	(0.10)	—	—	—	0.00	9.31	(1.06)	72	(0.44	)(g)	1.76(g)	2.27(g)	58

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity throughout the year, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund incurred interest expense during the years ended September 30, 2011, 2010, and 2009. If interest expense had not been incurred, each year the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. For the year ended September 30, 2012, the effect of interest expense was minimal.

(e)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(g)	Annualized.

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002. On January 1, 2012, the Fund changed its name from The Gabelli Woodland Small Cap Value Fund to its current name.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

9

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$ 811,650	—	$32	$ 811,682
Other Industries (a)	30,963,563	—	—	30,963,563
Total Common Stocks	31,775,213	—	32	31,775,245
U.S. Government Obligations	—	$2,496,897	—	2,496,897
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$31,775,213	$2,496,897	$32	$34,272,142

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions. The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2012, the Fund held no investments in option contracts.

The Fund’s volume of activity in equity options contracts, which were held from May 24, 2012 through August 20, 2012, had an average monthly premium amount while outstanding of approximately $2,507. Please refer to Note 5 for option activity during the year ended September 30, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2012, reclassifications were made to decrease accumulated net investment loss by $32,337 and decrease accumulated net realized gain on investments by $31,203, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended September 30, 2012.

Year Ended September 30, 2012
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$35,473
Net long-term capital gains	12,045

Total distributions paid	$47,518

No distributions were made during the year ended September 30, 2011.

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required. However, during the year ended September 30, 2012, the Fund paid $1,134 for excise taxes and related interest.

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

As of September 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$740,655
Undistributed long-term gains.	629,242
Net unrealized appreciation on investments	1,442,514

Total	$2,812,411

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2012, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$32,829,628	$2,185,192	$(742,678)	$1,442,514

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2009 through September 30, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding of brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets through January 31, 2013. For the year ended September 30, 2012, the Adviser reimbursed the Fund in the amount of $86,213. The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund, after giving effect to the reimbursement, would not exceed the foregoing limitations. At September 30, 2012, the cumulative amount which the Fund may repay the Adviser is $140,973.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

For the year ended September 30, 2011, expiring September 30, 2013	$54,760
For the year ended September 30, 2012, expiring September 30, 2014	86,213

$140,973

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $41,285,280 and $16,706,799, respectively.

Written options activity for the Fund for the year ended September 30, 2012 was as follows:

	Number of Contracts	Premiums
Options outstanding at September 30, 2011	—	$—
Options written	110	9,929
Options expired	(85)	(6,664)
Options exercised	(25)	(3,265)

Options outstanding at September 30, 2012	—	$—

6. Transactions with Affiliates. During the year ended September 30, 2012, the Distributor retained a total of $13,460 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2012, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2012 was $9,169 with a weighted average interest rate of 1.40%. The maximum amount borrowed at any time during the year ended September 30, 2012 was $620,000.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

8. Capital Stock Transactions. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2012 and September 30, 2011, amounted to $14 and $119, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	675,204	$7,074,187	101,424	$1,037,463
Shares issued upon reinvestment of distributions	4,401	39,124	—	—
Shares redeemed	(261,417)	(2,576,088)	(109,018)	(1,113,979)

Net increase/(decrease)	418,188	$4,537,223	(7,594)	$(76,516)

Class A
Shares sold	682,064	$7,454,632	4,218	$46,026
Shares issued upon reinvestment of distributions	201	1,797	—	—
Shares redeemed.	(23,610)	(245,801)	(359)	(3,374)

Net increase	658,655	$7,210,628	3,859	$42,652

Class C
Shares sold	182,113	$1,777,069	11,719	$101,291
Shares issued upon reinvestment of distributions	125	1,035	—	—
Shares redeemed.	(20,340)	(191,113)	(799)	(7,626)

Net increase	161,898	$1,586,991	10,920	$93,665

Class I
Shares sold	1,327,355	$13,915,179	2,861	$30,377
Shares issued upon reinvestment of distributions	77	694	—	—
Shares redeemed.	(17,163)	(181,693)	(307)	(3,175)

Net increase	1,310,269	$13,734,180	2,554	$27,202

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

(formerly known as The Gabelli Woodland Small Cap Value Fund)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Focus Five Fund (formerly known as The Gabelli Woodland Small Cap Value Fund) (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2012

18

The Gabelli Focus Five Fund

Additional Fund Information

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

John Gabelli Director Age: 68	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 76	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 68	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing)

Robert J. Morrissey Director Age: 73	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthony R. Pustorino Director Age: 87	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Director Age: 78	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 66	Since 2001	29

Chairman (since 1978) of Zizza &

Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

				Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

19

The Gabelli Focus Five Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 1991 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS

For the year ended September 30, 2012, ordinary income distributions (comprised of short-term capital gains) totaling $0.052 for each class, and long-term capital gains totaling $0.018, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2012, 12.40% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 12.27% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

20

Gabelli/GAMCO Funds and Your Personal Privacy.
Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

• Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•    Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE ——————————————————

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)                                       Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)                 Team Managed

FOCUSED VALUE —————————————

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)                                       Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.     (Multiclass) Team Managed

SMALL CAP ————————————————

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)     Portfolio Manager: Nicholas F. Galluccio

GROWTH —————————————————

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass) Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)         Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH ————–——————

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP ———————————–————

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME —————————————

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY ————————————

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.  (Multiclass)    Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and  sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)            Team Managed

SECTOR —————————–————————

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications  companies  throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)         Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)         Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE —————————

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN ———————————————

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)         Portfolio Managers: Charles L. Minter

Martin Weiner, CFA

FIXED INCOME ——————————————

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)         Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET ———

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G. distributors, LLC, One Corporate Center, Rye, NY 10580.

This page was intentionally left blank.

Gabelli Equity Series Funds, Inc.

The Gabelli Focus Five Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Kuni Nakamura
President,	President,
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Anthony R. Pustorino
Former Senior Vice	Certified Public Accountant,
President	Professor Emeritus,
and Chief Financial Officer,	Pace University
KeySpan Corp.

John D. Gabelli	Anthonie C.van Ekris
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief
Compliance Officer

Custodian, Transfer Agent, and,

Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The

Gabelli

Focus

Five

Fund

ANNUAL REPORT

SEPTEMBER 30, 2012

GAB840Q312AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,000 in 2011 and $77,300 in 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,300 in 2011 and $9,600 in 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,000 in 2011 and $26,100 in 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/7/2012

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/7/2012

* Print the name and title of each signing officer under his or her signature.